                                Appendix II to



                     FAIRNESS OPINION PRESENTATION TO THE
                SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF
                             STAR GAS CORPORATION



               Analyses performed under 15-year weather scenario
                              Changed Pages Only



                                 CONFIDENTIAL




                           A,G. EDWARDS & SONS, INC.
                                  INVESTMENT BANKING



                               October 16, 1998

TABLE OF CONTENTS


Please note: Appendix II follows the same page numbering format as Appendix I and contains only those pages that changed as a result of performing the analyses under the 15-year weather scenario. Appendix II should be read in conjunction with Appendix I.

                                                               Section
                                                               -------
Overview of Petroleum Heat and Power Co., Inc...............      A


Overview of Star Gas Partners, L.P..........................      B


Pro Forma Merger Analysis...................................      E


Relative Contribution Analysis..............................      G


Discounted Cash Flow Analysis...............................      H


Comparable Transactions Analysis............................      I


Public Company Analysis.....................................      J


Pro Forma Model.............................................      K

Overview of Petro
EBITDA Projections
($ in thousands)

------------------------------------------------------------------------------------------------------------------
               Adjusted for
                 Actual        Normalized                                 Projected
                                          ------------------------------------------------------------------------
                  1998           1998             1999             2000               2001          2002
              -----------------------------------------------------------------------------------------------------
EBITDA          $37,630         $44,749          $46,463         $48,897            $51,040       $52,989
-------------------------------------------------------------------------------------------------------------------

Major Assumptions for 1999 - 2002
---------------------------------
[_]   15 Year Weather

[_]   Flat Attrition.

[_] $30 million of acquisitions at 4.75x EBITDA multiple using half-year convention.

[_] Increase in gross profit margin of $0.01 in 1999 and $0.005 in 2000 to 2002.

                                                                      Page A - 8

Overview of Star Gas
EBITDA Projections
($ in thousands)

--------------------------------------------------------------------------------------------------------------------------
               Adjusted for
                 Actual             Normalized                                  Projected
                                               ---------------------------------------------------------------------------
                  1998                1998                1999              2000               2001            2002
              ------------------------------------------------------------------------------------------------------------
EBITDA          $18,781             $20,731             $23,032           $24,465            $25,898          $27,331
--------------------------------------------------------------------------------------------------------------------------

Major Assumptions for 1999 - 2002
---------------------------------
[_]   15 Year Weather

[_]   No growth in base business.

[_] $10 million of acquisitions at 6.5x EBITDA multiple using half-year convention.

[_]   No increase in gross profit margin.

                                                                      Page B - 4

PRO FORMA MERGER ANALYSIS

[_] A.G. Edwards analyzed the impact of the Transaction on the Partnership's distributable cash flow per unit, the related accretion, common unit coverage and total unit coverage on a pro forma basis.

             ---------------------------------------------------------
                                                  STAR GAS       STAR GAS
                                                 STAND-ALONE    PRO FORMA
                                                -------------  -----------
             DCF PER UNIT
                 1998 Adjusted for Actual (a)         $1.27          $1.53
                 1998 Normalized (b)                   1.62           2.15
                 1999 Projected                        1.77           2.31

             ACCRETION / DILUTION
                 1998 Adjusted for Actual (a)                        $0.26
                 1998 Normalized (b)                                  0.53
                 1999 Projected                                       0.54

             COMMON UNIT COVERAGE
                1998 Adjusted for Actual (a)           0.96x          0.89x
                1998 Normalized (b)                    1.22           1.25
                1999 Projected                         1.30           1.33

             TOTAL UNIT COVERAGE
                 1998 Adjusted for Actual (a)          0.58x          0.66x
                 1998 Normalized (b)                   0.74           0.94
                 1999 Projected                        0.81           1.00

           --------------------------------------------------------------
             (a) Projected results are adjusted for year to date actual performance.
             (b)   Adjusted to represent normal weather.



                                                                    Page E-1

RELATIVE CONTRIBUTION ANALYSIS (a)
($ in thousands)

                      [_] A.G. Edwards analyzed the relative pro forma contribution of both Star Gas and Petro to the ownership of capital in the pro forma entity based on Star Gas' and Petro's historical results from operations and their respective projections.

Star Gas' Average
Gross Profit                               GROSS PROFIT
Contribution                           [GRAPH APPEARS HERE]

96-97          26.7%

98-99          29.0%

96-99          27.8%



Star Gas'Average                              EBITDA (c)
EBITDA Contribution                    [GRAPH APPEARS HERE]

96-97          35.4%

98-99          32.4%

96-99          33.8%


                      --------------------------
                      (a) For purposes of its analysis, A.G. Edwards converted Petro's historical December 31 st fiscal year-end to a September 30th fiscal year-end for comparison purposes. Petro's projections are based on a December 31st calendar year end. Other measures of relative contribution analysis are non-meaningful.
                      (b)  Assumes normalized weather.
                      (c)  Includes only heating oil EBITDA for Petro.

                                                                    Page G - 1

                         RELATIVE CONTRIBUTION ANALYSIS
                         ($ IN THOUSANDS)
                         (continued)


FOR STAR GAS'                             IMPLIED FIRM VALUE
CONTRIBUTION OF
APPROXIMATELY 27.8% OF
THE COMBINED ENTITY'S
GROSS PROFIT AND 33.8%
OF THE COMBINED ENTITY'S
EBITDA, IT WILL RECEIVE                [PIE CHART APPEARS HERE]
APPROXIMATELY 37.1% OF
THE IMPLIED FIRM VALUE.








                                                                      Page G-2

DISCOUNTED CASH FLOW ANALYSIS

[_] A.G. Edwards performed discounted cash flow analyses for Petro, Star Gas and Star Gas Pro Forma using projected tax-adjusted operating cash flows for 1999 through 2002, terminal values calculated on 2002 EBITDA, and discount rates based on the related weighted average cost of capital.

Assumptions:

[_]  Weighted average cost of capital ("WACC")
     - Petro Stand Alone of 13.4% to 13.9% (calculated WACC of 13.6%)
     - Star Gas Stand Alone of 6.8% to 7.2% (calculated WACC of 7.0%)
     - Star Gas Pro Forma of 7.3% to 7.7% (calculated WACC of 7.5%)

[_]  Terminal value EB1TDA multiple
     - Petro Stand Alone of 6.0x to 8.0x (calculated normalized 1998 EBITDA multiple of 6.5x)
     - Star Gas Stand Alone and Star Gas Pro Forma of 9.0x to 11.0x (calculated normalized 1998 EBITDA multiple of 10.6x)

                                                                      Page H - 1

DISCOUNTED CASH FLOW ANALYSIS
(continued)


                              PETRO STAND ALONE
------------------------------------------------------------------------------
   15 Year                Terminal Value EBITDA Multiple
                --------------------------------------------------------------
                    6.0x       6.5x        7.0x        7.5x        8.0x
------------------------------------------------------------------------------
      13.4%       $49,406    $65,422     $81,439     $97,455     $113,472

WACC  13.6%        47,103     62,984      78,865      94,746      110,628

      13.9%        44,822     60,570      76,317      92,064      107,812
------------------------------------------------------------------------------



                                STAR GAS STAND ALONE
------------------------------------------------------------------------------
      15 Year              Terminal Value EBITDA Multiple
                --------------------------------------------------------------
                     9.0x       9.5x       10.0x       10.5x       11.0x
------------------------------------------------------------------------------
       6.8%        $92,914    $99,255    $105,597     $111,939    $118,281

WACC   7.0%         91,847     98,141     104,436      110,730     117,024

       7.2%         90,790     97,037     103,284      109,532     115,779
------------------------------------------------------------------------------



                               STAR GAS PRO FORMA
------------------------------------------------------------------------------
      15 Year             Terminal Value EBITDA Multiple
                --------------------------------------------------------------
                     9.0x        9.5x       10.0x      10.5x        11.0x
------------------------------------------------------------------------------
       7.3%        $128,663    $136,782   $144,902   $153,021     $161,141

WACC   7.5%         127,328     135,389    143,449    151,510      159,570

       7.7%         126,006     134,008    142,010    150,012      158,014
------------------------------------------------------------------------------

                                                                      Page H - 2

DISCOUNTED CASH FLOW ANALYSIS
PETRO - STAND ALONE
EXCLUDING DISTRIBUTIONS FROM STAR GAS
($ IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                            Normalized
Cash Flow Summary (a):                                         1998       1999       2000          2001        2002      Terminal
-----------------                                           ----------  --------   --------      --------     --------  ----------
EBITDA                                                       $44,749    $46,463    $ 48,897      $51,040      $52,989

Taxes                                                                      (500)      (500)         (500)        (500)

Maintenance capital expenditures                                         (3,000)    (3,060)       (3,121)      (3,184)

Working capital increases (b)                                              (500)      (500)         (500)        (500)
                                                                        --------   --------      --------     --------
Net operating cash flow (free cash flow)                                 42,463     44,837        46,919       48,805

                                         ----------------
Weighted average cost of capital (c)           13.6%
                                         ----------------

                                         ----------------
Terminal EBITDA multiple (d)                     6.5x
                                         ----------------
Discount factor                                                          0.8799     0.7742        0.6812       0.5994      0.5994

Terminal value (e)                                                                                                       $344,429
                                         -----------------
Present value                                 $339,749                  $37,363    $34,714       $31,963      $29,254    $206,455
                                         -----------------              --------   --------      --------     --------  ----------

Current net debt and preferred stock (f)     ($276,765)
                                         -----------------
                                         -----------------
Net present value of equity                    $62,984
                                         -----------------

--------------------------------------------------------------------------------
(a) Based on management projections.
(b) A.G. Edwards' estimate.
(c) Based on comparable companies' WACC.
(d) Petro's current firm value of $304.4 million/$46.9 million normalized 30-year weather 1998 EBITDA = 6.5x, which represents a multiple of current year normalized EBITDA.
(e) Terminal value calculated using EBITDA multiple.
(f) Net of $33.2 million of cash. Market value of debt used.

                                                                      Page H-3

DISCOUNTED CASH FLOW ANALYSIS
PETRO - STAND ALONE USING STAR GAS' PRO FORMA WACC
EXCLUDING DISTRIBUTIONS FROM STAR GAS
($ IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                               Normalized
Cash Flow Summary (a):                            1998           1999             2000            2001          2002       Terminal
---------------------                          ----------     ----------       ----------      ----------    ----------   ----------
EBITDA                                         $  44,749      $  46,463        $  48,897       $  51,040     $  52,989

Taxes                                                              (500)            (500)           (500)         (500)

Maintenance capital expenditures                                 (3,000)          (3,060)         (3,121)       (3,184)

Working capital increases (b)                                      (500)            (500)           (500)         (500)
                                                              ----------       ----------      ----------    ----------
Net operating cash flow (free
   cash flow)                                                    42,463           44,837          46,919        48,805

Weighted average cost of capital (c)     7.5%
                                    ---------
Terminal EBITDA multiple (d)             6.5x
                                    ---------
Discount factor                                                  0.9299           0.8647          0.8041        0.7477        0.7477

Terminal value (e)                                                                                                        $  344,429

Present value                       $ 409,993                 $  39,486        $  38,770       $  37,725     $  36,490    $  257,522
                                    ----------                ----------      ----------      ----------      ----------  ----------

Current net debt and preferred
   stock (f)                        $(276,765)
                                    ----------

Net present value of equity         $ 133,228
                                    ----------

------------------------------------------------------------------------------------------------------------------------------------

(a) Based on management projections.
(b) A.G. Edwards' estimate.
(c) Based on comparable companies' WACC.
(d) Petro's current firm value of $304.4 million/$46.9 million normalized 30-year weather 1998 EBITDA = 6.5x, which represents a multiple of current year normalized EBITDA.
(e) Terminal value calculated using EBITDA multiple.
(f) Net of $33.2 million of cash. Market value of debt used.

                                                                        Page H-4

Discounted Cash Flow Analysis
Star Gas - Stand Alone
($ in thousands)

------------------------------------------------------------------------------------------------------------------------------
                                                  Normalized
Income Statement Summary (a):                        1998         1999           2000         2001         2002       Terminal
----------------------------                      ----------   ----------     ----------   ---------    ----------   -----------
EBITDA                                               20,731      23,032         24,465       25,898       27,331
    % increase                                                    11.1%           6.2%         5.9%         5.5%
Net income                                            1,395       2,075          2,213        2,305        2,560

Cash Flow Summary:
-----------------
After-tax EBI                                                    10,649         11,097       11,656       12,379
Depreciation and amortization                                    12,358         13,343       14,217       14,927
Maintenance capital expenditures                                 (2,657)        (2,705)      (2,753)      (2,803)
Working capital increases (b)                                      (500)          (500)        (500)        (500)
                                                               ---------      ---------    ---------    ---------
Net operating cash flow (free cash flow)                         19,850         21,235       22,620       24,003

Weighted average cost of capital (c)   [    7.0%]
Terminal EBITDA multiple (d)           [   10.6x]

Discount factor                                                  0.9342         0.8728       0.8154       0.7618           0.7618
Terminal value (e)                                                                                                       $289,709
Present value                          [$294,513]               $18,545        $18,534      $18,445      $18,286         $220,703
                                                               ---------      ---------    ---------    ---------       ---------
Current net debt (f)                   ($109,285)
 Net present value of equity             $185,228
                                       ==========
Common units/Total units (g)                60.5%
Equity value to common units (h)       [$111,989]

------------------------------------------
(a) Based on management projections.
(b) A.G. Edwards' estimate.
(c) Based on comparable companies' WACC.
(d) Star's current firm value of $234.1 million/$22.1 million normalized 30-year weather 1998 EBITDA=10.6x, which represents a multiple of current year normalized EBITDA.
(e) Terminal value calculated using EBTIDA multiple.
(f) Represents total projected 9/30/98 debt less cash.
(g) Total units include common, subordinated and GP units.
(h) Current nearest value of common units is 3,858 units * $19.563 unit price=$75,472.
                                                                    Page H-5

DISCOUNTED CASH FLOW ANALYSIS
STAR GAS - PRO FORMA
($ IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                        NORMALIZED
INCOME STATEMENTS SUMMARY (a):                             1998       1999      2000      2001      2002      TERMINAL
------------------------                                ----------  --------  --------  --------  --------  ------------
EBITDA                                                      65,980    69,995    73,862    77,438    80,820
  % increase                                                             6.1%      5.5%      4.8%      4.4%

Net income                                                  (3,711)   (3,694)   (7,056)  (10,430)  (13,719)

Cash Flow Summary:
------------------

After-tax EBI                                                         25,310    23,373    21,255    19,101

Depreciation and amortization                                         43,661    49,463    55,159    60,694

Maintenance capital expenditures                                      (5,657)   (5,765)   (5,874)   (5,987)

Working capital increases (b)                                         (1,000)   (1,000)   (1,000)   (1,000)
                                                                    --------  --------  --------  --------
Net operating cash flow (free cash flow)                              62,314    66,071    69,540    72,808

Weighted average cost of capital (c)           7.5%
                                         ----------
Terminal EBITDA multiple (d)                  10.6x
                                         ----------
Discount factor                                                       0.9299    0.8647    0.8041    0.7477        0.7477

Terminal value (e)                                                                                              $856,692

Present value                              $865,956                  $57,945   $57,131   $55,914   $54,437      $640,530
                                         ----------                 --------  --------  --------  --------  ------------
Less net debt (f)                         ($291,997)
                                         ----------
Net present value of equity                $573,959
                                         ==========
Original common units/Total units (g)         26.7%

Equity value to common units (h)           $153,122
                                         ----------
--------------------------------------------------------------------------------------------------------------------------

(a) Based on management projections. See Appendix K for model.
(b) A.G. Edwards' estimate
(c) Based on comparable companies' WACC.
(d) Star's current firm value of $234.1 million/$22.1 million normalized 30-year weather 1998 EBITDA = 10.6x, which represents a multiple of current year normalized EBITDA.
(e) Terminal value calculated using EBITDA multiple.
(f) Represents total proforma projected 9/30/98 debt less cash and cash collateral.
(g) Total units include common, newly issued common, senior subordinated, subordinated and GP units.
(h) Current market value of common units is 3,858 units* $19.563 unit price = $75,472.


                                                                      Page H - 6

COMPARABLE TRANSACTIONS ANALYSIS
FIRM VALUATION

   [_] A.G. Edwards noted that public disclosure regarding transactions in the retail home heating oil distribution industry was extremely limited.

   [_] A.G. Edwards analyzed the financial terms related to divestitures by Petro of certain of its retail home heating oil branches and compared them to the implied multiples of the aggregate purchase price of Petro's heating oil assets.

   [_]    Petro has sold three branches for an average EBITDA multiple of 9.0x.

   [_] A.G. Edwards calculated the purchase price of Petro's heating oil assets and calculated multiples based on Petro's EBITDAs.

          ---------------------------------------------------------------------------------------------------
           Purchase Price of Heating Oil Assets
          -------------------------------------------
           Equity purchase price of heating oil assets
             including CUs                                                            $  25,549

           Cost of Debt to be Redeemed ($206,250 + $2,844 premium)                      209,094

           Cost of Debt to be Assumed                                                    69,646

           Cost of Preferred stock at Redemption Value                                   31,767

           Consent Fees                                                                   2,110

           Transaction Fees                                                              19,343
                                                                                      ---------

           Aggregate purchase price of heating oil assets                             $ 357,509
                                                                                      =========

                       Multiples
           -----------------------------------------                                -----------
                                                                                     Multiples        Notes
                                                                                    -----------       ---------------------------
           Normalized 1998 EBITDA budget (a)                         44,749            8.0 X          As a multiple of aggregate
           1999 Projected EBITDA (a)                                 46,463            7.7 x           transaction value.
                                                                                    -----------
                                                                                                      As a multiple of aggregate
                                                                                                       transaction value.

           ___________________________________________________________________
           (a) Calculated as gross profit minus SG&A expense and direct delivery expense.

                                                                      Page I - 1

     PUBLIC COMPANY ANALYSIS



      [_] A.G. Edwards compared certain financial and market information of Star
          Gas on a historical and pro forma basis to that of certain public propane master limited partnerships which A.G. Edwards deemed relevant for the purposes of this analysis. A.G. Edwards reviewed the trading multiples from a total of six master limited partnerships.


      [_] The selected propane master limited partnerships are as follows:

          - AmeriGas Partners, L.P.              - Heritage Propane Partners,
                                                   L.P.
          - Cornerstone Propane Partners, L.P.   - National Propane Partners,
                                                   L.P.
          - Ferrellgas Partners, L.P.            - Suburban Propane Partners,
                                                   L.P.

      [_] No company used in the analysis is identical to Star Gas.

          ===========================================================================================================
          PUBLIC COMPARABLES COMPANIES (a)
          ===========================================================================================================
                                                                                   Public             Public
                                                                Pro forma          Company            Company
                                                   Star           Star             Medians            Ranges
          -----------------------------------------------------------------------------------------------------------
          Yield                                   11.2%          11.8%              10.1%           9.1% to 22.3%
          Firm value/LTM EBITDA                   12.5x (b)      10.0x (b)          11.6x           9.0x to 12.7x
          Firm value/1999E EBITDA                 10.2x           8.1x               9.2x           8.4x to 11.7x
          Equity Market Cap/LTM DCF               15.4x (c)      12.5x (c)          13.4x           8.1x to 15.3x
          Equity Market Cap/1999E DCF             10.6x           8.1x               9.8x           4.9X to 12.2x
          LTM common unit coverage                 1.0x (d)       0.9x (d)           1.5x           0.6x to  1.6x
          1999E common unit coverage               1.3x           1.3x               2.1x           1.1x to  2.3x
          LTM total unit coverage                  0.6x (d)       0.7x (d)           0.7x           0.4x to  1.2x
          1999E total unit coverage                0.8x           1.0x               1.0x           0.7x to  1.2x
          -----------------------------------------------------------------------------------------------------------

          (a) Public comparable companies include APU, CNO, FGP, HPG, NPL and
              SPH.
          (b) Firm value/adjusted for actual 1998 budget EBITDA.
          (c) Equity market cap/adjusted for actual 1998 budget EBITDA.
          (d) Adjusted for actual 1998 budget.

                                                                        Page J-1

PUBLIC COMPANY ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)


====================================================================================================================================

                                                    Closing        Implied      Implied                               Common
                                                   Price on      Market Value     Firm    Distribution                Units/
Company                                 Ticker    (10/14/98)       of Equity     Value      per unit     Yield     Total Units
------------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.            (a)  SGU       $19.563        $  124.9       $  234.1      $2.20      11.2%       60.5%
AmeriGas Partners, L.P.                 APU        24.125         1,031.2        1,739.4       2.20       9.1%       52.8%
Cornerstone Propane Partners, L.P. (c)  CNO        18.000           365.2          596.7       2.16      12.0%       66.8%
Ferrellgas Partners, L.P.          (d)  FGP        20.000           638.6        1,131.2       2.00      10.0%       47.0%
Heritage Propane Partners, L.P.         HPG        20.813           180.0          354.6       2.00       9.6%       56.3%
National Propane Partners, L.P.         NPL         9.438           108.2          250.9       2.10      22.3%       59.6%
Suburban Propane Partners, L.P.    (e)  SPH        19.625           575.3          922.5       2.00      10.2%       75.1%

------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                                     12.2%       59.6%
Median                                                                                                   10.1%       58.0%
====================================================================================================================================

Pro Forma                                         $19.563        $  276.5(f)    $  568.5(g)   $2.30      11.8%       74.9%

====================================================================================================================================

                                               LTM Common        LTM Total       FY99E         FY99E Common         FY99E Total
                                             Unit Coverage     Unit Coverage    DCF/Unit       Unit Coverage       Unit Coverage
------------------------------------------------------------------------------------------------------------------------------------
Star Gas Partners, L.P.            (a)            1.0x (b)        0.6x (b)        $1.77           1.3x                0.8x
AmeriGas Partners, L.P.                           l.4x            0.8x             2.39           2.1x                1.1x
Cornerstone Propane Partners, L.P. (c)            0.8x            0.6x             1.51           1.1x                0.7x
Ferrellgas Partners, L.P.          (d)            1.5x            0.7x             2.15           2.3x                1.1x
Heritage Propane Partners, L.P.                   1.5x            0.8x             2.38           2.2x                1.2x
National Propane Partners, L.P.                   0.6x            0.4x             1.87             NA                0.9x
Suburban Propane Partners, L.P.    (e)            1.6x            1.2x             1.98           1.3x                1.0x

------------------------------------------------------------------------------------------------------------------------------------
Mean                                              1.3x            0.7x                            1.8x                1.0x
Median                                            1.5x            0.7x                            2.lx                1.0x
===================================================================================================================================

Pro Forma                                         0.9X(b)        0.7x(b)           2.31           1.3x                1.0x

______________________________________
1999 estimates per A. G. Edwards' research, except for Star and Pro Forma. 1999 estimates for National Propane from Merril Lynch research report dated July 29,1998.

Implied Firm Value equals common, subordinated and GP units, multiplied by the market price of common units plus debt, less cash.

(a) Pro forma for the Pearl Gas acquisition and the common unit offering.
(b) For Star and Pro Forma only, LTM DCF figures are adjusted for actual 1998 budget DCF estimates.
(c) Financial information pro forma for common unit offering. Maintenance capital expenditures assumed to be 8% of EBITDA due to lack of disclosure.
(d) Maintenance capital expenditures assumed to be 8% of EBITDA due to lack of disclosure.
(e) Financial figures exclude $5.1 million gain from sale of minority interest.
(f) Calculated as: (10,841 common units x $19.563) + (2,767 senior subordinated units x $18.52) + (857 junior subordinated and GP units x $15.41).
(g) $276.5 in equity plus $313.9 pro forma debt, less $21.9 in cash and cash collateral.

                                                                      Page J - 2

PUBLIC COMPANY ANALYSIS
($ IN MILLIONS, EXCEPT PER UNIT DATA)
(continued)

------------------------------------------------------------------------------------------------------------------------------------


                                          Long Term         LTM        Firm Value/   Firm Value/       Equity         Equity
                                            Debt/         EBITDA/          LTM          1999E        Market Cap/    Market Cap/
                                         Firm Value      Int. Exp.       EBITDA        EBITDA         LTM DCF        1999E DCF
                                         -------------------------------------------------------------------------------------------
Star Gas Partners, L.P.                    44.8%            2.4x (a)      12.5x (a)     10.2x           15.4x (a)       10.6x
AmeriGas Partners, L.P.                    39.9%            2.2x          11.8X          9.9X           14.8x           10.4x
Cornerstone Propane Partners, L.P.         39.7%            2.4x          12.7x         11.1X           15.3x           12.2x
Ferrellgas Partners, L.P.                  44.1%            2.1x          11.4x          9.0X           14.2x            9.5x
Heritage Propane Partners, L.P.            49.8%            2.6x           9.7x          9.0x           12.6x            8.8x
National Propane Partners, L.P.            55.2%            2.6x          12.7x          9.3x           12.0x            4.9x
Suburban Propane Partners, L.P.            46.4%            3.3x           9.0x          8.4x            8.1x           10.1x

------------------------------------------------------------------------------------------------------------------------------------

Mean                                       45.8%            2.6x          11.2x          9.5x           12.9x            9.3x
Median                                     45.2%            2.5x          11.6x          9.2x           13.4x            9.8X
------------------------------------------------------------------------------------------------------------------------------------


Pro Forma                                  55.2%            2.0x (a)      10.0x (a)      8.1x           12.5x (a)        8.1x

______________________________________________
EBITDA is defined as net income (loss) before extraordinary items plus interest, income taxes, depreciation and amortization, impairment expense, and other non-recurring and non-operating items.
(a) For Star and Pro forma only, LTM figures use adjusted for actual 1998 budget estimates.

                                                                      Page J-3


====================================================================================================================================
TRANSACTION SUMMARY AND ASSUMPTIONS

(in thousands except per share and per unit data)

------------------------------------------------------------------------------------------------------------------------------------
SUMMARY CASH FLOW AND COVERAGE ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
($ on per Unit basis)

                                                ESTIMATED     NORMALIZED                              PROJECTED
                                                                               -----------------------------------------------------
                                                  1998           1998             1999           2000           2001        2002
                                                ---------     ----------       ---------      ----------     ----------  ---------
STAR STAND ALONE
     EBITDA                                     $ 18,781      $ 20,731         $ 23,032       $ 24,465       $ 25,898    $27,331
      Interest Expense                            (7,922)       (7,662)          (8,574)        (8,884)        (9,351)     (9,819)
      Maintenance CapEx                           (2,710)       (2,710)          (2,657)        (2,705)        (2,753)     (2,803)
      Other                                          (25)          (25)             (25)           (25)           (25)        (25)
                                                ---------     ----------       ---------      ----------     ----------  ---------
     Distributable Cash Flow                    $  8,124      $ 10,334         $ 11,776       $ 12,851       $ 13,769    $ 14,684
                                                =========     ==========       =========      ==========     ==========  =========

     DCF per Common Unit                        $   2.11      $   2.68         $   2.87       $   2.85       $   2.87    $   2.90
     DCF / Common Unit MQD                          0.96 x        1.22 x           1.30 x         1.30 x         1.31 x      1.32 x

     DCF per Total Unit                         $   1.27      $   1.62         $   1.77       $   1.83       $   1.88    $   1.93
     DCF / Total MQD                                0.58 x        0.74 x           0.81 x         0.83 x         0.85 x      0.88 x

     Indicated Distribution per Common Unit     $   2.20      $   2.20         $   2.20       $   2.20       $   2.20    $   2.20

STAR PRO FORMA
     EBITDA
     ------
       Star                                     $ 18,781      $ 20,731         $ 23,032       $ 24,465       $ 25,898    $ 27,331
       Petro                                      37,630        44,749           46,463         48,897         51,040      52,989
       Synergies                                     500           500              500            500            500         500
                                                ---------     ----------       ---------      ----------     ----------  ---------
     Total                                        56,911        65,980           69,995         73,862         77,438      80,820
                                                ---------     ----------       ---------      ----------     ----------  ---------

     Interest Expense                            (28,307)      (28,307)         (29,004)       (30,429)       (31,685)    (32,820)
     Maintenance CapEx                            (5,486)       (5,486)          (5,657)        (5,765)        (5,874)     (5,987)
     Other                                        (1,025)       (1,025)          (1,025)        (1,025)        (1,025)     (1,025)
                                                ---------     ----------       ---------      ----------     ----------  ---------
      Distributable Cash Flow                     22,093        31,162           34,309         36,643         38,854      40,988
                                                =========     ==========       =========      ==========     ==========  =========

     DCF per Common Unit                        $   2.04      $   2.87         $   3.06       $   3.02       $   2.95    $   2.87
     DCF per Sr. Sub & Common Unit              $   1.62      $   2.29         $   2.45       $   2.46       $   2.44    $   2.41
     DCF per Total Unit                         $   1.53      $   2.15         $   2.31       $   2.33       $   2.32    $   2.29

     Indicated Distribution per Common Unit     $   2.30      $   2.30         $   2.30       $   2.30       $   2.30    $   2.30
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ACCRETION/DILUTION
------------------------------------------------------------------------------------------------------------------------------------
     DCF per Unit - Star Stand Alone            $   1.27      $   1.62         $   1.77       $   1.83       $   1.88    $   1.93
     DCF per Unit - Pro Forma                   $   1.53      $   2.15         $   2.31       $   2.33       $   2.32    $   2.29
------------------------------------------------------------------------------------------------------------------------------------
      ACCRETIVE ($/UNIT)                        $   0.25      $   0.54         $   0.54       $   0.50       $   0.44    $   0.36
      Accretive (%)                                 20.0%         33.0%            30.2%          27.5%          23.4%       18.9%
------------------------------------------------------------------------------------------------------------------------------------
     PRO FORMA HEATING OIL DCF PER UNIT                                        $   2.74       $   2.73       $   2.66    $   2.56
     DPUs ISSUED AS Sr SUB UNITS AT BEG OF YEAR       -             -                -             -              -            -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA CREDIT ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
     EBITDA/Interest                                2.01 x        2.33 x           2.41 x         2.43 x         2.44 x      2.46 x
     LT Debt/EBITDA                                 5.43          4.69             4.74           4.73           4.72        4.71
     LT Debt/EBITDA (Pro Forma for Full-Year
       Acquisitions)                                5.27          4.55             4.50           4.50           4.50        4.50
     # of Units Issued to Meet Debt Covenant         -             -                772          1,007          1,075       1,126

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
     MQD Coverage
     ------------
      Common Unit                                   0.89 x        1.25 x           1.33 x         1.31 x         1.28 x      1.25 x
      Senior Subordinated Unit                      0.71          1.00             1.07           1.07           1.06        1.05
      Total Unit                                    0.66          0.94             1.00           1.01           1.01        1.00

     Indicated Distribution Coverage
     -------------------------------
      Common Unit                                   0.89 x        1.25 x           1.33 x         1.31 x         1.28 x      1.25 x
      Senior Subordinated Unit                      0.71          1.00             1.07           1.07           1.06        1.05
      Total Unit                                    0.66          0.94             1.00           1.01           1.01        1.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MODEL ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Scenario Version:                        15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.
Petro Acqs/yr                                 $30,000
Star Acqs/yr                                  $10,000             G.P. Interest Subordinate
Price per Petro Share                         $  2.42

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUITY RESTRUCTURING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PETRO
                                                                               ------------------------------------------------
                                                                                    PUBLIC                         INSIDERS
                                                                               ----------------                ----------------
Securities Offered                                                                  Sr Sub                        Sub & GP
Incentive Rights                                                                        76%                             24%
Value Offered                                                                  $      2.42                     $      2.45
Current Market                                                                 $      1.31                     $      1.31
Premium to Market                                                                     84.1%                           86.7%

Implied Value of Security Offered                                              $     18.52                     $     15.41
Security Offered per Share                                                         0.13064                         0.15920
Total Shares                                                                        14,609                          11,953
Insiders to Receive Sr. Sub                                                          6,572                          (6,572)
Shares to Be Converted                                                              21,181                           5,382
Units Offered                                                                        2,767                             857
DPUs Offered                                                                                                           909

Implied Value of GP/Unit                                                                                       $     15.41

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SOURCES AND USES OF FUNDS
------------------------------------------------------------------------------------------------------------------------------------
SOURCES:                                                     USES:
Excess Cash on Hand                  $    841                Repay Debt Principal            $206,250
New Star Debt                         120,O00                Redeem Preferred                  31,767
New MLP Equity                        139,363                Premium on Redemption/
New MLP E Equity                         -                    Exchange/Defeasance               2,844
Equity for Consent Fees                 2,110                Consent Fees                       2,110
Cash Balance                                0                Transaction Fees                  19,343

                                     ---------                                              ----------
                                     $262,314                                                $262,314
                                     =========                                              ==========
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINANCING SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                             AMOUNT           RATE         UNIT PRICE
                                                          -----------     -----------   ----------------
New Common Raised                                         $ 139,363                     $     20.26
New Debt Raised                                             120,000          9.00%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UNITS OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                           CURRENT                           PRO FORMA
                                                   -----------------------      ------------------------------
                                                     UNITS            %            UNITS                 %
                                                   -----------   ---------      -----------        -----------
Existing Common                                         3,858        60.5%            3,858              26.7%
New Common                                                  0         0.0%            6,983              48.3%
New Common for Acquisitions                                 0         0.0%                0               0.0%
Common to Petro Shareholders                                0         0.0%                0               0.0%
Sr Sub (Petro S/H's)                                        0         0.0%            2,767              19.1%
Existing Sub                                            2,396        37.5%              567               3.9%
Implied GP                                                128         2.0%              289               2.0%
                                                   -----------   ---------      -----------        -----------
     Total Units                                        6,382       100.0%           14,465             100.0%
                                                   ===========   =========      ===========        ===========

------------------------------------------------------------------------------------------------------------------------------------



            Main Model Oct-7 Rev I with new Star & AGE 30 yr Petro Projections and tax effect. For discussion purposes only.


                                    1 of 19


================================================================================
TRANSACTION SUMMARY AND ASSUMPTIONS
                                                        -------------------------------------------------------------------------
(in thousands except per share and per unit data)       15-yr;$30mm @ 4.75x mid-year; $.01 '99,$.005 '00-'01, flat att.

                                                        $10,000   Star Acqs/yr
                                                        $30,000   Petro Acqs/yr            G.P. Interest Subordinate
                                                        $2.42     /  Petro Share
                                                        -------------------------------------------------------------------------
OPERATING ASSUMPTIONS
----------------------------------------------------------------------------
                                                            PETRO     STAR      STAR NORMAL
                                                         ---------  --------  --------------
Normalized Maintenance CapEx                              $2,776     $ 2,710      $2,710
Maintenance CapEx Life                                     15 yrs      15 yrs
Growth CapEx Life                                         6.5 yrs      15 yrs

Marginal Tax Rate                                           33.0%       33.0%
Deferred Tax Percent                                                     0.0%

Required Cash at Beginning for Initial Distribution                    7,956
Minimum Star Stand Alone Cash Balance                                $   500
Minimum Star Pro Forma Cash Balance                                  $10,142
Consolidation Savings                                                $   500
Annual Bank Fees                                          $   692    $   222
Last 20 Days Average Stock Price @ 10/14                  $  1.31    $ 20.26
Annual Transaction/Deal Expenses                                     $   450
Debt/EBITDA Bank Covenant Ratio                                          4.5x
Issue Equity to Meet Bank Debt Covenants (Y/N)?                           yes

DEBT RESTRUCTURING
---------------------------------------------------------------------------------------------------------------
                                                           PROJECTED
                                                           12/31/97
PRIVATES:                               % TENDERED         PRINCIPAL            STRATEGY             PRICE
                                      -------------     ---------------    -----------------   ----------------
  11.96% Sr Notes                         100.0%            60,000             Exchange             105.2%
  14.10% Sr Notes                         100.0%             3,100             Exchange             105.2%
  14.10% Sub Notes                        100.0%             3,100             Exchange             105.2%
  14.33% Pfd Stock                        100.0%             4,167            Neg. Tender           100.0%
PUBLICS:
  10.13% Sub Notes & Sr Notes             100.0%            50,000            Neg. Tender           100.0%
   9.38% Sub Notes & Sr Notes             100.0%            75,000              Tender              100.0%
  12.25% Sub Notes & Sr Notes             100.0%            81,250              Tender              103.5%
  12.88% Pfd Stock                        100.0%            30,000              Tender               92.0%

NEW SECURITY ASSUMPTIONS
------------------------------------------------------

NEW MLP EQUITY
--------------
Gross Proceeds                          $139,363
Common Units for Consent Fee               2,110
Common Units to Enron                          -
   Total New Equity Value               --------
Common Units to Public                  $141,473
                                           6,983 units

                                                                      NEW STAR DEBT
                                                                      -------------
                                                                      Gross Proceeds           120,000
Gross Spread %                                       5.0%             Gross Spread %               3.0%
Gross Spread $                                    $6,968              Gross Spread $          $  3,600
Offering Price/Share (current market price)       $20.26              Coupon                      9.00%

ACQUISITION ASSUMPTIONS
------------------------------------------------------------------------------------
PETRO                                   MULTIPLE            1998           1999           2000           2001           2002
-----                                ------------     -------------   ------------   ------------  -------------  --------------
  Amount                                  4.75x          $      0        $ 30,000      $ 30,000      $ 30,000        $ 30,000
  Timing                                                    End             Mid           Mid           Mid             Mid
  % EBITDA                                                    0.0%           50.0%         50.0%         50.0%           50.0%
  Amount                                  4.75x                          $      0
  Timing                                                                    Beg
  % EBITDA in Initial Year                                                  100.0%
Units Issued at:     Common                              $  22.00
                     Sr. Sub.                            $  18.52

STAR STAND-ALONE
----------------
  Weather                                   15 Year
  Amount                                  6.50x          $ 10,000        $ 10,000      $ 10,000      $ 10,000        $ 10,000
  Timing                                                    End             Mid           Mid           Mid             Mid
  % EBITDA in Initial Year                                    0.0%           50.0%         50.0%         50.0%           50.0%

  Amount Financed with Equity                            $    600        $ 11,169      $  6,641      $  6,375        $  6,082
  New Units @:                                                 27             508           302           290             276
  Units Issued at Price of:                              $  22.00        $  22.00      $  22.00      $  22.00        $  22.00

  Amount                                  6.50x                          $      0
  Timing                                                                    Beg
  % EBITDA in Initial Year                                                  100.0%

EXCHANGE ASSUMPTIONS
------------------------------------------------------------------------------------
                                                 EXISTING                          GETS NEW UNITS OF:
                                                              ---------------------------------------------------------------
SHAREHOLDERS OF:                                  SHARES         COMMON        SR SUB       JNR SUB      G.P.      DPUs (1)
-----------------------------------------------------------   ------------  ------------  ----------  ---------- ------------
Public Class A Shareholders                       14,609              0          1,909          0          0         479
Insider Class B Shares                                11              0              0          0                      0
Insider Class C Shareholders                                                                               0
   Class A & C Shares to Receive Jr Sub & GP       5,382              0              0        567        289         215
   Class A Shares to Receive Sr Sub                6,572              0            859          0          0         215
                                                 --------     -----------    -----------  ---------  ---------  ----------
                                                  26,574              0          2,767        567        289         909
E Sr. Sub                                                                            -                                 -
                                                                             -----------                        ----------
   Total                                                                         2,767                               909
                                                                             ===========                        ==========

(1) Includes 2.0% G.P. Interest.

          TRANSACTION COSTS SUMMARY
          --------------------------------------------------------------
          New MLP Equity                                 $ 6,968
          New Star Debt                                    3,600
          Fairness Opinion                                 1,000
          Financial Advisory                               1,500
          Exchange Fees on Public Petro Debt/Preferred     1,375
          Legal Fees                                       2,500
          Printing                                         1,000
          Account Fees                                       250
          Other:
          -----
          Environmental                                      350
          Rating Agencies                                    100
          Roadshow                                           200
          Asset Appraisal                                    250
          Solicitation expenses                              100
          Other Bank Fees                                    150
                                                         --------
                                                         $19,343
                                                         ========

          HEATING OIL DPU TRIGGER
          ----------------------
          DCF/Unit     % Convert
            $2.90          33.3%

CONSENT FEE CALCULATION
---------------------------------------------
% of Petro Stock         3.0%
New Petro Shares         797
Exchange Ratio          7.65x
                     --------
New Common Units         104
Common Unit Price     $20.26
                     --------
Implied Value         $2,110
                     ========

           Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.



                                    2 of 19

------------------------------------------------------------------------------------------------------------------------------------
SUMMARY DISTRIBUTIONS
                                                           -------------------------------------------------------------------------
(in thousands except per share and per unit data)          15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005'00-'01, flat att.

                                                           $10,000    Star Acqs/yr
                                                           $30,000    Petro Acqs/yr            G.P. Interest Subordinate
                                                           $2.42      / Petro Share
                                                           -------------------------------------------------------------------------

                                                                                                         PROJECTED
                                                                                         -----------------------------------------
UNITHOLDER CLASS (1)                                                            1998       1999       2000       2001      2002
                                                                              --------   --------   --------   --------   --------
COMMON UNITHOLDERS
     MQD                                                                                  $25,823    $27,869    $30,264    $32,796
     Incentive Distributions                                                                    -          -          -          -
                                                                                         --------   --------   --------   --------
          Total                                                                           $25,823    $27,869    $30,264    $32,796

CAPITAL
     Existing Sr. Sub Units                                                                     -          -          -          -
     Number of DPUs Issued as Sr Sub Units                                                      -          -          -          -
     New Sr. Sub Units                                                                          -          -          -          -
                                                                                         --------   --------   --------   --------
          Total Sr. Sub Units                                                                   -          -          -          -

     Existing Common                                                                            -          -          -          -
     New Common                                                                                 -          -          -          -
                                                                                         --------   --------   --------   --------
          Total Common                                                                          -          -          -          -

     Common MQD                                                                                 -          -          -          -
     Common Incentive Distributions                                                             -          -          -          -
     Sr. Sub MQD                                                                                -          -          -          -
     Sr. Sub. Incentive Distributions                                                           -          -          -          -
                                                                                         --------   --------   --------   --------
          Total Distributions                                                                   -          -          -          -

SENIOR SUBORDINATED UNITHOLDERS (1)
     Number of DPUs Issued as Sr Sub Units                                                      -          -          -          -

     Base MQD                                                                             $ 6,364    $ 6,364    $ 6,364    $ 6,364
     Incremental MQD from DPUs Issued as Sr. Sub Units                                          -          -          -          -
     Incentive Distributions                                                                    -          -          -          -
     Incremental Incentive Distributions from DPUs Issued as Sr. Sub Units                      -          -          -          -
                                                                                         --------   --------   --------   --------
          Total                                                                           $ 6,364    $ 6,364    $ 6,364    $ 6,364

SUBORDINATED UNITHOLDERS (1)
     Numbers of DPUs Issued as Sr Sub Units                                                     -          -          -          -

     Base MQD                                                                             $ 1,305    $ 1,305    $ 1,305    $ 1,211
     Incremental MQD from DPUs Issued as Sr. Sub Units                                          -          -          -          -
     Incentive Distributions                                                                    -          -          -          -
     Incremental Incentive Distributions from DPUs Issued as Sr. Sub Units                      -          -          -          -
                                                                                         --------   --------   --------   --------
          Total                                                                           $ 1,305    $ 1,305    $ 1,305    $ 1,211

GENERAL PARTNER
     Numbers of DPUs Issued as Sr Sub Units                                                     -          -          -          -

     Base MQD                                                                             $   665    $   665    $   665    $   617
     Incremental MQD from DPUs Issued as Sr. Sub Units                                          -          -          -          -
     Incentive Distributions                                                                    -          -          -          -
     Incremental Incentive Distributions from DPUs Issued as Sr. Sub Units                      -          -          -          -
                                                                                         --------   --------   --------   --------
          Total                                                                           $   665    $   665    $   665    $   617

UNITHOLDER CLASS TOTAL
     Common Unitholders                                                                   $25,823    $27,869    $30,264    $32,796
     Senior Subordinated Unitholders                                                        6,364      6,364      6,364      6,364
     Subordinated Unitholders                                                               1,305      1,305      1,305      1,211
     General Partner                                                                          665        665        665        617
                                                                                         --------   --------   --------   --------
          Total                                                                           $34,158    $36,204    $38,599    $40,988

DISTRIBUTIONS TO DPUS CONVERTED TO SENIOR SUBORDINATED UNITS
     MQD                                                                                  $     0    $     0    $     0    $     0
     Incentive Distributions                                                                    -          -          -          -
                                                                                         --------   --------   --------   --------
          Total                                                                                 -          -          -          -

                                                                         check                  -          -          -          -

________________________
(1) Reflects distributions for respective Unitholder class. All DPUs are issued as Senior Subordinated Units but are distributed pro rata to all Petro shareholders. Consequently, the Subordinated Unitholder class includes DPUs which have been issued as Senior Subordinated Units.


            Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.


                                    3 of 19


=======================================================================================================================
TRANSACTION SUMMARY AND ASSUMPTIONS
(in thousands per share and per unit data)
                                               15-yr; $30mm @ 4.75x mid-year; $.01'99, $.005 00-'01, flat att.

RECAPITALIZATION ASSUMPTIONS
------------------------------------------------------------------------------------------------------------------------


                                              (D)EFEASE
                                              (T)ENDER
                                              (R)EDEEM    PRINCIPAL
                                    LOCKUP    (E)XCHANGE    AS OF       MATURITY PERIOD      COUPON/     SINKING FUND PAYMENT
                                                                       -----------------                ----------------------
PETRO INSTRUMENTS:                  PREMIUM   (N)OTHING    9/30/98     M/D        YR        DIVIDEND    PAYMENT    YEAR START
--------------------------------    --------------------  ---------    ---        --        --------    -------    ----------
11.96% Sr Notes                                    e      $ 60,000 v    1-Oct         0     11.960%      $    0           0
14.10% Sr Notes                                    e         3,100 v   15-Jan      2001     14.100%           -        1997
14.10% Sub Notes                                   e         3,100 v   15-Jan      2001     14.100%           -        1997
10.13% Sub Notes & Sr Notes          0.0%          t        50,000 v    1-Apr      2003     10.130%           -
 9.38% Sub Notes & Sr Notes          0.0%          t        75,000 v    1-Feb      2006      9.375%           -
12.25% Sub Notes & Sr Notes          0.0%          t        81,250 v    1-Feb      2005     12.250%           -
 8.00% Acq. & Other Notes Pay                      n        14,508 v                  0      8.000%           -           0
 8.25% Existing Credit Facility                    n             0 v               1998      8.250%           -
 0.00% Other Notes                                 n             0 v      NA         NA      0.000%           0           NA
                                                          --------
                                                          $286,958

PFRD STOCK:
----------
14.33% Pfd Stock                                   t         4,167 v    1-Aug      1999     14.330%       4,167        1997
12.88% Pfd Stock                     0.0%          t        30,000 v   15-Feb      2009     12.875%           0
 0.00%                                             n             0                           0.000%
                                                          --------
                                                          $ 34,167
                                                          --------
     Total Petro                                          $321,125
                                                          --------

STAR INSTRUMENTS:
--------------------------------
8.04% 1st Mortgage Notes             0.07          n        85,000 v      NA         NA      8.040%           -           0
7.25% WC Revolver                    0.00          n         4,785        NA         NA      7.250%           -          NA
7.25% Acquisition Facility           0.01          n         9,000 v      NA         NA      7.250%           -          NA
9.00% New Debt                                     n       120,000 v      NA         NA      9.000%           0          NA
7.17% Pearl Notes                    0.01          n        11,000        NA         NA      7.170%           0          NA
                                                          --------
                                     8.21%                $218,785
                                                          --------
     Total Combined                                       $539,910
                                                          ========

                                     % RED./     RED/EXCHG   DEFEASANCE    RED/EXCHG/DEFEASE     EXCHNAGED
PETRO INSTRUMENTS:                   EXCHANGED     PRICE      PRICE        -----------------     ---------
-----------------                    ---------   ---------   ----------     VALUE      PREMIUM    INT RATE    SECURITY TYPE
                                                                            ------     -------    --------    -------------
11.96% Sr Notes                         100.0%     105.2%                 $63,126    $     0         9.0%   Sr Notes
14.10% Sr Notes                         100.0%     105.2%                   3,260          -        11.5%   Sr Notes
14.10% Sub Notes                        100.0%     105.2%                   3,260          -        11.5%   Sub Notes
10.13% Sub Notes & Sr Notes             100.0%     100.0%     106.2%       50,000          -                Sub Notes & Sr Notes
9.38% Sub Notes & Sr Notes              100.0%     100.0%     108.2%       75,000          -                Sub Notes & Sr Notes
12.25% Sub Notes & Sr Notes             100.0%     103.5%     116.2%       84,094      2,844                Sub Notes & Sr Notes
8.00% Acq. & Other Notes Pay              0.0%     100.0%                       -          -                Acq. & Other Notes Pay
8.25% Existing Credit Facility            0.0%     100.0%                       -          -                Existing Credit Facility
0.00% Other Notes                         0.0%       0.0%                       -          -        11.0%   Other Notes
                                                                                    --------
                                                                                     $ 2,844

PFRD STOCK:
----------
14.33% Pfd Stock                        100.0%     100.0%                   4,167          -                Pfd Stock
12.88% Pfd Stock                        100.0%      92.0%                  27,600          -                Pfd Stock
0.00%                                                                           -          -
                                                                                    --------
                                                                                     $     0
                                                                                    --------
     Total Petro                                                                     $ 2,844
                                                                                    --------

STAR INSTRUMENTS:
--------------------------------
8.04% 1st Mortgage Notes                  0.0%       0.0%                       -          -                1st Mortgage Notes
7.25% WC Revolver                         0.0%       0.0%                       -          -                WC Revolver
7.25% Acquisition Facility                0.0%       0.0%                       -          -                Acquisition Facility
9.00% New Debt                            0.0%       0.0%                       -          -                New Debt
7.17% Pearl Notes                         0.0%       0.0%                       -          -                Pearl Notes
                                                                                    --------
                                                                                     $     0
                                                                                    --------
     Total Combined                                                                  $ 2,844
                                                                                    --------

                                                                                     2,843.75


STAR STAND ALONE DISTRIBUTION ASSUMPTIONS
-----------------------------------------------------------------------------

                                                                 Distribution
                                                                 ------------
Minimum Quarterly Distributions                                       $2.20
First Target Distribution                                             $2.42
Second Target Distribution                                            $2.84
Third Target Distribution                                             $3.70
Thereafter                                                               NM

Target Distribution Level                                             $2.20
Annual Distribution Increase                                          $0.00

                                                                      ------
Standard Distribution Structure ("S") or Target ("T")                   t
                                                                      ------
-----------------------------------------------------------------------------------


STAR PRO FORMA DISTRIBUTION ASSUMPTIONS
--------------------------------------------------------------------------------

                                                                 Distribution
                                                                 ------------
Minimum Quarterly Distribution                                        $2.30
First Target Distribution                                             $2.42
Second Target Distribution                                            $2.84
Third Target Distribution                                             $3.70
Thereafter                                                               NM

                                                                      1998      1999      2000      2001      2002      Thereafter
                                                                      ----      ----      ----      ----      ----
Annual Indicated Distribution Increase                                $0.00     $0.00     $0.00     $0.00     $0.00     $0.00
Target Indicated Distribution Level                                   $2.30     $2.30     $2.30     $2.30     $2.30
                                                                           -------------
Standard Distribution Structure ("S") or Target ("T")                            t
                                                                           --------------
--------------------------------------------------------------------------------

     Main Model Oct.8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                    4 of 19


================================================================================================================================
PRO FORMA OPENING BALANCE SHEET

(in thousands except per share and per unit data)           15-yr; $30mm @ 4.75x mid-year; $0.1 '99, $.005 '00-'01, flat att.

OPENING BALANCE SHEET                             STAR GAS                    PETRO                                   PRO FORMA
                                                ------------               ----------
                                                ------------               ----------                  MERGER          STAR GAS
                                                   9/30/98                   9/30/98                 ADJUSTMENTS        9/30/98
                                                ------------               ----------                -----------      ----------
ASSETS:
                                                                                                     -----------
     Cash                                              $500                   $9,642                        $0          $10,142
                                                                                                     -----------
     Other Current Assets                            15,376                   71,498                         -           86,874
                                                ------------               ----------                -----------      ----------
       Total Current Assets                          15,876                   81,140                         -           97,016

     PP&E and Intangibles, Net                      161,292                  106,695                         -          267,987
     Investments in Unconsolidated Affiliates             -                    1,582                    (1,582)               -
     Other Assets                                         -                   12,802                         -           12,802
                                                ------------               ----------                -----------      ----------
       Total Assets                                 177,168                  202,219                    (1,582)         377,805
                                                ============               ==========                                 ==========

LIABILITIES:
     Current Liabilities                             10,101                   80,870                         -           90,971
     8.25% Existing Credit Facility                   4,785                        -                         -            4,785
     Long Term Debt                                 105,000                  286,958                   (82,804)         309,154
     Total Preferred Stock                                -                   34,167                   (34,167)               -
     Other Liabilities                                   76                   10,710                         -           10,786
                                                ------------               ----------                -----------      ----------
       Total Liabilities                            119,962                  412,705                  (116,971)         415,696

Common Shareholder's/Partner's Equity                57,206                 (210,486)                  115,389          (37,891)
                                                ------------               ----------                -----------      ----------
     Total Liabilities and Equity                  $177,168                 $202,219                   ($1,582)        $377,805
                                                ============               ==========                ===========      ==========

                    check                                 0                        -                         -                -

PRO FORMA CAPITAL STRUCTURE                       STAR GAS                    PETRO
                                                ------------               ----------
                                                ------------               ----------       % NOT       MERGER         STAR GAS
                                                   9/30/98                   9/30/98      TENDERED   ADJUSTMENTS        9/30/98
                                                ------------               ----------    ----------  -----------       --------
DEBT:
8.04% 1st Mortgage Notes                            $85,000                       $0                        $0          $85,000
7.25% WC Revolver                                     4,785                        -                         -            4,785
7.25% Acquisition Facility                            9,000                        -                         -            9,000
7.17% Pearl Notes                                    11,000                        -                         -           11,000

11.96% Sr Notes                                           -                   60,000        100.0%     (60,000)               -
14.10% Sr Notes                                           -                    3,100        100.0%      (3,100)               -
14.10% Sub Notes                                          -                    3,100        100.0%      (3,100)               -
10.13% Sub Notes & Sr Notes                               -                   50,000        100.0%     (50,000)               -
9.38% Sub Notes & Sr Notes                                -                   75,000        100.0%     (75,000)               -
12.25% Sub Notes & Sr Notes                               -                   81,250        100.0%     (81,250)               -
0.00% Other Notes                                         -                        0                         -                -
8.00% Acq. & Other Notes Pay                              -                   14,508                         -           14,508
8.25% Existing Credit Facility                            -                        0                         -                -

 9.00% Exchanged Debt                                     -                        -                    63,126           63,126
11.50% Exchanged Debt                                                                                    6,520            6,520
 9.00% New Debt                                           -                        -                   120,000          120,000
       Total L.T. Debt                          ------------               ----------                -----------       --------
                                                    109,785                  286,958                   (82,804)         313,939
                                                ------------               ----------                                  --------
PREFERRED STOCK:
14.33% Pfd Stock                                          -                    4,167                    (4,167)               -
12.88% Pfd Stock                                          -                   30,000                   (30,000)               -
                                                ------------               ----------                -----------       --------
       Total Preferred                                    -                   34,167                   (34,167)               -
                                                ------------               ----------                                  --------
Common Equity                                        57,206                 (210,486)                  115,389          (37,891)
                                                ------------               ----------                                  --------
                                                   $166,991                $ 110,639                                   $276,048
                                                ============               ==========                                  ========
       Total Capital

     Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                    5 of 19

================================================================================
(in thousands except per share and per unit data)

                                                     15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-01, flat att.
STAR GAS STAND ALONE INCOME STATEMENT
                                               ESTIMATED        NORMALIZED                          PROJECTED
                                                                                 ----------------------------------------------
                                                 1998             1998           1999          2000        2001        2002
                                               --------------------------------------------------------------------------------
EBITDA                                          $18,781          $20,731         $23,032       $24,465     $25,898     $27,331
     Depreciation and Amortization               11,927           11,649          12,358        13,343      14,217      14,927
                                                -------          -------         -------       -------     -------     -------

EBIT                                              6,854            9,082          10,674        11,122      11,681      12,404
     Interest Expense                            (7,922)          (7,662)         (8,574)       (8,884)     (9,351)     (9,819)
     Interest Income                                  -                -               -             -           -           -
     Other Income                                     -                -               -             -           -           -
                                                -------          -------         -------       -------     -------     -------

Income Before Taxes                              (1,068)           1,420           2,100         2,238       2,330       2,585
     Current Income Taxes                           (25)             (25)            (25)          (25)        (25)        (25)
     Deferred Income Taxes                            -                -               -             -           -           -
                                                -------          -------         -------       -------     -------     -------

Net Income Available to Common                  ($1,093)         $ 1,395         $ 2,075       $ 2,213     $ 2,305     $ 2,560
                                                =======          =======         =======       =======     =======     =======


STAR GAS STAND ALONE UNITS OUTSTANDING

Common Units
     Beginning Balance                            3,832            3,832           3,858         4,356       4,652       4,936
      Issuance                                       27               27             498           296         284         271
      Buyback                                         0                0               0             0           0           0
                                                -------          -------         -------       -------     -------     -------
     Ending Balance                               3,858            3,858           4,356         4,652       4,936       5,207
                                                -------          -------         -------       -------     -------     -------
     Average Common Units Outstanding             3,858            3,858           4,107         4,504       4,794       5,071

Subordinated Units
     Beginning Balance                            2,396            2,396           2,396         2,396       2,396       2,396
      Issuance                                        0                0               0             0           0           0
      Buyback                                         0                0               0             0           0           0
                                                -------          -------         -------       -------     -------     -------
     Ending Balance                               2,396            2,396           2,396         2,396       2,396       2,396
                                                -------          -------         -------       -------     -------     -------
     Average Subordinated Units Outstanding       2,396            2,396           2,396         2,396       2,396       2,396


GP Implied Units
     Beginning Balance                              127              127             128           138         144         150
      Issuance                                        1                1              10             6           6           6
      Buyback                                         0                0               0             0           0           0
                                                -------          -------         -------       -------     -------     -------
     Ending Balance                                 128              128             138           144         150         155
                                                -------          -------         -------       -------     -------     -------
     Average Implied GP Units Outstanding           128              128             133           141         147         152

          Total Units                             6,382            6,382           6,890         7,192       7,481       7,758
                                                =======          =======         =======       =======     =======     =======

          Average Units Outstanding               6,382            6,382           6,636         7,041       7,337       7,620
                                                =======          =======         =======       =======     =======     =======

     Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                    6 of 19


====================================================================================================================================
(in thousands except per share and per unit data)          15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005'00-'01, flat att.


                                                                              ESTIMATED                  PROJECTED
                                                                                         -----------------------------------------
STAR GAS STAND ALONE BALANCE SHEET                                              1998       1999       2000       2001      2002
                                                                              ---------  --------   --------   --------   --------
ASSETS:
     Cash
     Other Current Assets                                                     $     500  $    500   $    500   $    500   $    500
      Total Current Assets                                                       15,376    17,662     18,433     19,204     19,974
                                                                              ---------  --------   --------   --------   --------
                                                                                 15,876    18,162     18,933     19,704     20,474

     PP&E and Intangibles, Net                                                  161,292   162,041    161,853    160,839    159,165
     Other Assets                                                                     -         -          -          -          -
                                                                              ---------  --------   --------   --------   --------
      Total Assets                                                              177,168   180,203    180,786    180,543    179,639
                                                                              =========  ========   ========   ========   ========

LIABILITIES:
     Current Liabilities - Excluding Working Capital Borrowings                  10,101    12,387     13,158     13,929     14,699
     Total Debt                                                                 109,785   111,890    118,337    124,783    131,231
     Other Liabilities                                                               76        76         76         76         76
                                                                              ---------  --------   --------   --------   --------
      Total Liabilities                                                         119,962   124,353    131,571    138,788    146,007

Partner's Equity                                                                 57,206    55,850     49,215     41,755     33,633
                                                                              ---------  --------   --------   --------   --------
     Total Liabilities and Equity                                             $ 177,168  $180,203   $180,786   $180,543   $179,639
                                                                              =========  ========   ========   ========   ========
                                   Check                                              0         0          0          0          0


STAR GAS STAND ALONE CASH FLOW STATEMENT

Net Income                                                                               $  2,075   $  2,213   $  2,305   $  2,560
     Depreciation and Amortization                                                         12,358     13,343     14,217     14,927
     Deferred Taxes                                                                             -          -          -          -
     Other Income                                                                               -          -          -          -
     Other Assets/Liabilities                                                                   -          -          -          -
     Change in Working Capital                                                                 (0)         0          -          -
                                                                                         --------   --------   --------   --------
Cash from Operations                                                                       14,433     15,556     16,522     17,487
                                                                                         --------   --------   --------   --------

     Maintenance CapEx                                                                     (2,657)    (2,705)    (2,753)    (2,803)
     Internal Growth CapEx                                                                      -          -          -          -
     External Growth CapEx                                                                (10,000)   (10,000)   (10,000)   (10,000)
                                                                                         --------   --------   --------   --------
Cash from Investments                                                                     (12,657)   (12,705)   (12,753)   (12,803)
                                                                                         --------   --------   --------   --------

     Acquisition Borrowing                                                                 (1,169)     3,359      3,625      3,918
     Remaining Distributions to Repay Debt                                                      0         (0)         0         (0)
     Amortization of Mortgage Notes                                                             -          -          -          -
     Borrowing to Repay Existing Debt                                                           -          -          -          -
     Borrowing for Changes in WC                                                                0         (0)         -          -
     Borrowing to Pay Full MQD                                                              2,824      2,638      2,371      2,080
     Change in Equity                                                                      11,169      6,641      6,375      6,082
     Transaction/Deal Expenses                                                               (450)      (450)      (450)      (450)
     Distributions                                                                        (14,599)   (15,490)   (16,141)   (16,763)
                                                                                         --------   --------   --------   --------
Cash from Financing                                                                        (2,226)    (3,301)    (4,219)    (5,134)
                                                                                         --------   --------   --------   --------

Net Cash Flow                                                                                (450)      (450)      (450)      (450)
Initial Cash Balance                                                                          500        500        500        500
                                                                                         --------   --------   --------   --------
Cash Available for Paydown on WC Revolver and Acq. Facility                                    50         50         50         50

Minimum Cash Balance                                                                          500        500        500        500

Borrowing/(Paydown) on WC Revolver and Acq. Facility                                          450        450        450        450
                                                                                         --------   --------   --------   --------

Net Change in Cash                                                                              -          -          -          -
                                                                                         --------   --------   --------   --------

Ending Cash Balance                                                                      $    500   $    500   $    500   $    500
                                                                                         ========   ========   ========   ========

      Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                    7 of 19


===============================================================================================================================
(in thousands except per share and per unit data)

                                                       15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.

                                                            ESTIMATED   NORMALIZED                    PROJECTED
                                                                                     ------------------------------------------
                                                              1998         1998        1999       2000        2001       2002
                                                            ---------   ----------   --------   --------   ---------   --------
STAR GAS STAND ALONE EBITDA CALCULATION
(See Tab 3: Cases)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Year 1       Year 2     Year 3      Year 4     Year 5
EBITDA Growth Rate                                                          10.4%        11.1%       6.2%        5.9%      5.5%
-------------------------------------------------------------------------------------------------------------------------------
Base EBITDA:        Timing
                    ------
                     End         1998
                     Mid         1999
                     Mid         2000
                     Mid         2001
                     Mid         2002
                     Mid         2003
                     Mid         2004
                     Mid         2005
                                                            ---------   ---------    --------   --------   ---------   --------
Total EBITDA                                                  $18,781     $20,731     $23,032    $24,465     $25,898    $27,331
                                                            =========   =========    ========   ========   =========   ========

Pro Forma Full-Year EBITDA for Debt Covenant Analysis          18,781      20,731      23,748     25,181      26,614     28,047

STAR GAS STAND ALONE DEPRECIATION CALCULATION

Existing Depreciation                                         $11,927     $11,649     $11,649    $11,649     $11,649    $11,649
                              1998 Normal      2,710
Maintenance CapEx:               1998          2,710          $     0     $     0     $   181    $   181     $   181    $   181
       Annual Growth: 1.8%       1999          2,657                                       89        177         177        177
                                 2000          2,705                                                  90         180        180
                                 2001          2,753                                                              92        184
                                 2002          2,803                                                                         93

Internal Growth CapEx:           1998              0                -           -           -          -           -          -
       Annual Growth: 0.0%       1999              0                                        -          -           -          -
                                 2000              0                                                   -           0          0
                                 2001              0                                                               -          0
                                 2002              0                                                                          -
                                 2003              0
                                 2004              0
                                 2005              0

External Growth CapEx:           1998         10,000                -           -         667        667         667        667
       Annual Growth: 0.0%       1999         10,000                                      333        667         667        667
                                 2000         10,000                                                 333         667        667
                                 2001         10,000                                                             333        667
                                 2002         10,000                                                                        333
                                 2003         10,000
                                 2004         10,000
                                 2005         10,000
                                                            ---------   ---------    --------   --------   ---------   --------
Total Depreciation:                                           $11,927     $11,649     $12,358    $13,343     $14,217    $14,927
                                                            =========   =========    ========   ========   =========   ========

     Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                    8 of 19


=================================================================================================================================
STAR GAS STAND ALONE DEBT SCHEDULE

(in thousands except per share and per unit data)

                                                       15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.


                                              ESTIMATED        NORMALIZED                           PROJECTED
                                                                               --------------------------------------------------
                                                1998              1998           1999           2000          2001         2002
                                              ---------        ----------      --------       --------      --------     --------
8.04% 1st Mortgage Notes
   Beginning Balance                         $ 85,000         $ 85,000         $ 85,000       $ 85,000      $ 85,000     $ 85,000
    Borrowing                                       0                0                0              0             0            0
    Amortization                                    0                0                0              0             0            0
                                             --------         --------         --------       --------      --------     --------
   Ending Balance                              85,000           85,000           85,000         85,000        85,000       85,000

   Interest Payment                   8.04%     6,834            6,834            6,834          6,834         6,834        6,834
   Make-Whole Payment                               0                0                0              0             0            0

7.17% Pearl Notes
   Beginning Balance                         $      0         $      0         $ 11,000       $ 11,000      $ 11,000     $ 11,000
    Borrowing                                  11,000           11,000                0              0             0            0
    Amortization                                    0                0                0              0             0            0
                                             --------         --------         --------       --------      --------     --------
   Ending Balance                              11,000           11,000           11,000         11,000        11,000       11,000

   Interest Payment                   7.17%       613              613              789            789           789          789
   % of year Pearl Notes Outstanding             77.7%            77.7%               0              0             0            0

7.25% WC Revolver
   Beginning Balance                                -                -         $  4,785       $  4,785      $  4,785     $  4,785
    Borrowing for Change in WC                      -                -                0             (0)            -            -
    Borrowing/(Payment)                         4,785            4,785                0              0             0            0
                                             --------         --------         --------       --------      --------     --------
   Ending Balance                               4,785            4,785            4,785          4,785         4,785        4,785

   Effective Avg WC Balance                     3,490              (97)              14              0             0           14
   Interest Payment                   7.25%       253               (7)               1              0             0            1

7.25% Acquisition Facility
   Beginning Balance                                -                -         $  9,000       $ 11,105      $ 17,552     $ 23,998
    External Acquisitions                       9,400            9,400           (1,169)         3,359         3,625        3,918
    External Acquisitions at
    Beginning of 1999                               -                -                -              -             -            -
    Internal Acquisitions                        (400)            (400)               -              -             -            -
    Borrowing to Pay Full MQD                       -                -            2,824          2,638         2,371        2,080
    Borrowings to Repay Existing Debt               -                -                -              -             -            -
    Borrowings/(Payment)                            -                -              450            450           450          450
    Remaining Distributions to Repay Debt           -                -                0             (0)            0           (0)
                                             --------         --------         --------       --------      --------     --------
   Ending Balance                               9,000            9,000           11,105         17,552        23,998       30,446

   Interest Payment                   7.25%         0                0              729          1,039         1,506        1,974

TOTAL DEBT
  Beginning Balance                          $ 85,000         $ 85,000         $109,785       $111,890      $118,337     $124,783
   Amortization of Mortgage Notes                   -                -                -              -             -            -
   Borrowing for Pearl Notes                   11,000           11,000                -              -             -            -
   Borrowing for Changes in WC                      -                -                0             (0)            -            -
   Borrowing to Pay Full MQD                        -                -            2,824          2,638         2,371        2,080
   Acquisition Borrowing                        9,000            9,000           (1,169)         3,359         3,625        3,918
   Borrowing to Repay Existing Debt                 -                -                -              -             -            -
   Remaining Distributions to Repay Debt            -                -                0             (0)            0           (0)
   Borrowing/Payment on WC Revolver and
   Acq. Facility                                4,785            4,785              450            450           450          450
                                             --------         --------         --------       --------      --------     --------
  Ending Balance                             $109,785         $109,785         $111,890       $118,337      $124,783     $131,231
                                             ========         ========         ========       ========      ========     ========
INTEREST EXPENSE
   Interest Expense                          $  7,700         $  7,440         $  8,352       $  8,662      $  9,129     $  9,597
   Bank Fee                                       222              222              222            222           222          222
                                             --------         --------         --------       --------      --------     --------
      Total Interest Payment                 $  7,922         $  7,662         $  8,574       $  8,884      $  9,351     $  9,819
                                             ========         ========         ========       ========      ========     ========

     Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                    9 of 19


------------------------------------------------------------------------------------------------------------------------------------
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS           15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.

(in thousands except per share and per unit data)

                                                                    ESTIMATED NORMALIZED                 PROJECTED
                                                                                         -----------------------------------------
ASSUMES REVISED TARGET DISTRIBUTIONS STRUCTURE                        1998      1998       1999       2000       2001      2002
                                                                    --------  ---------  --------   --------   --------   --------
Distributable Cash
------------------
Cash from Operations                                                $ 10,834  $  13,044  $ 14,433   $ 15,556   $ 16,522   $ 17,487
     Maintenance CapEx                                                (2,710)    (2,710)   (2,657)    (2,705)    (2,753)    (2,803)
     Other                                                                 0          0         0          0          0          0
                                                                    --------  ---------  --------   --------   --------   --------
Total MLP Distributable Cash Flow                                      8,124     10,334    11,776     12,851     13,769     14,684
Distributable Cash Flow/Unit                                        $   1.27  $    1.62  $   1.77   $   1.83   $   1.88   $   1.93

Average Units for Calculating Annual Distributions                                              2          2          2          2
--------------------------------------------------
Common Units                                                           3,858      3,858     4,107      4,504      4,794      5,071
Subordinated Units                                                     2,396      2,396     2,396      2,396      2,396      2,396
General Partner Interest Unit Equivalent                                 128        128       133        141        147        152
                                                                    --------  ---------  --------   --------   --------   --------
Total Units Outstanding                                                6,382      6,382     6,636      7,041      7,337      7,620

Distribution Levels
-------------------
MQD                                                                 $   2.20  $   2.20   $   2.20   $   2.20   $   2.20   $   2.20
First Target                                                        $   2.42  $   2.42   $   2.42   $   2.42   $   2.42   $   2.42
Second Target                                                       $   2.84  $   2.84   $   2.84   $   2.84   $   2.84   $   2.84
Third Target                                                        $   3.70  $   3.70   $   3.70   $   3.70   $   3.70   $   3.70

Indicated Cash Distribution                                         $   2.20  $   2.20   $   2.20   $   2.20   $   2.20   $   2.20

Distribution of MQD
-------------------
Cash Available                                                         8,124    10,334     11,776     12,851     13,769     14,684
Cash Borrowed to Pay Full MQD                                          5,917     3,707      2,824      2,638      2,371      2,080
Allocation to:
     Common Units                                                      8,489     8,489      9,036      9,909     10,546     11,157
     Subordinated Units                                                5,271     5,271      5,271      5,271      5,271      5,271
     General Partner Interest                                            281       281        292        310        323        335

First Target Distribution
-------------------------
Cash Available                                                             0         0          0          0          0          0

     Cash Required for Target Distribution                                 0         0          0          0          0          0
     Cash Required for Indicated Distribution                              0         0          0          0          0          0
     Actual Cash Distributed                                               0         0          0          0          0          0
Allocation to:
     Common Units                                                          0         0          0          0          0          0
     Subordinated Units                                                    0         0          0          0          0          0
     General Partner Interest                                              0         0          0          0          0          0

Second Target Distribution
--------------------------
Cash Available                                                             0         0          0          0          0          0

     Cash Required for Target Distribution                                 0         0          0          0          0          0
     Cash Required for Indicated Distribution                              0         0          0          0          0          0
     Actual Cash Distributed                                               0         0          0          0          0          0
Allocation to:
     Common Units                                                          0         0          0          0          0          0
     Subordinated Units                                                    0         0          0          0          0          0
     General Partner Interest                                              0         0          0          0          0          0
     Incentive Distribution                                                0         0          0          0          0          0

     Main Model Oct-8 rev 2 with new Star & AGE 15yr Petro Projections and tax effect. For discussion purposes only.

                                   10 of 19


----------------------------------------------------------------------------------------------------------------------------------
STAR GAS STAND ALONE SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)   15-yr; 30 mm @ 4.75x mid-year ; $ 0.1 '99, $.005 '00.01, flat att

(in thousands except per share and per unit data)

                                          ESTIMATED      NORMALIZED                     PROJECTED
                                                                         -------------------------------------------
                                            1998           1998               1999      2000      2001      2002
                                        ------------     ----------      ------------ --------  ---------  ---------

REMAINING DISTRIBUTION
----------------------
Cash Available                                    0              0                 0         0         0          0
Allocation to:
     Common Units                                 0              0                 0         0         0          0
     Subordinated Units                           0              0                 0         0         0          0
     General Partner Interest                     0              0                 0         0         0          0
     Incentive Distribution                       0              0                 0         0         0          0
     Repay Indebtedness                          (0)            (0)               (0)        0        (0)         0

TOTAL DISTRIBUTIONS
-------------------
Common Units                                  8,489          8,489             9,036     9,909    10,546     11,157
Subordinated Units                            5,271          5,271             5,271     5,271     5,271      5,271
General Partner Interest                        281            281               292       310       323        335
Incentive Distribution                            0              0                 0         0         0          0
                                        ------------     ----------      ------------ --------  ---------  ----------
     Total Distributions                    $14,041        $14,041           $14,599   $15,490   $16,141    $16,763
                                        ============     ==========      ============ ========  =========  ==========

TOTAL DISTRIBITION PER UNIT
---------------------------
Common Unit                                   $2.20          $2.20             $2.20     $2.20     $2.20      $2.20
Subordinated Unit                              2.20           2.20              2.20      2.20      2.20       2.20
GP Unit                                        2.20           2.20              2.20      2.20      2.20       2.20

     Main Model Oct-8 Rev 2 with new Star & AGE 15yr Petro Projections and tax effect. For discussion purposes only.


                                   11 of 19

====================================================================================================================================
(in thousands except per share and per unit data)

                                                    15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.

                                                       Estimated   Normalized                        Projected
                                                                                   -------------------------------------------------
                                                          1998        1998          1999        2000           2001         2002
                                                       ---------   ----------      -------    ---------     ----------   -----------
PETRO EBITDA CALCULATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year 1         Year 2       Year 3        Year 4       Year 5
EBITDA Growth Rate
------------------------------------------------------------------------------------------------------------------------------------
  Base EBITDA:    Timing
                  ------
  Acquisitions:    End     1998     $      0
                   Mid     1999       30,000
                   Mid     2000       30,000
                   Mid     2001       30,000
                   Mid     2002       30,000
                   Mid     2003       30,000
                   Mid     2004       30,000
                   Mid     2005       30,000
                                                        --------      --------      --------     --------      --------     --------
  Total EBITDA                                          $ 37,630      $ 44,749      $ 46,463     $ 48,897      $ 51,040     $ 52,989
                                                        ========      ========      ========     ========      ========     ========

  Pro Forma Full-Year EBITDA for Debt Covenent Analysis   37,630        44,749        49,534       51,968        54,111       56,060

PETRO DEPRECIATION CALCULATION

Existing Depreciation                                   $ 28,710      $ 28,710      $ 28,710     $ 28,710      $ 28,710     $ 28,710

Maintenance CapEx:         1998     $ 2,776                    -             -           185          185           185          185
     Annual Growth: 2.0%   1999       3,000                                              100          200           200          200
                           2000       3,060                                                           102           204          204
                           2001       3,121                                                                         104          208
                           2002       3,184                                                                                      108
                           2003       3,247
                           2004       3,312
                           2005       3,378


Internal Growth CapEx:     1998     $     0                    -             -             -            -             -            -
     Annual Growth: 0.0%   1999           0                                                -            -             -            -
                           2000           0                                                             -             -            -
                           2001           0                                                                           -            -
                           2002           0                                                                                        -
                           2003           0
                           2004           0
                           2005           0

External Growth CapEx:     1998     $     0                    -             -             0            0             0            0
     Annual Growth: 0.0%   1999      30,000                                            2,308        4,615         4,615        4,615
                           2000      30,000                                                         2,308         4,615        4,615
                           2001      30,000                                                                       2,308        4,615
                           2002      30,000                                                                                    2,308
                           2003      30,000
                           2004      30,000
                           2005      30,000

                                                        --------      --------      --------     --------      --------     --------
  Total Depreciation                                      28,710        28,710        31,303       36,120        40,942       45,767
                                                        ========      ========      ========     ========      ========     ========

     Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.


                                   12 of 19


==========================================================================================================================
(in thousands except per share and per unit data)

                                                         15-YR; $30MM @ 4.75X MID-YEAR; $.01 '99, $.005 '00-'01, FLAT ATT.
STAR PRO FORMA INCOME STATEMENT
                                                            ESTIMATED   NORMALIZED                    PROJECTED
                                                                                     ------------------------------------------
                                                              1998         1998        1999       2000        2001       2002
                                                            ---------   ----------   --------   --------   ---------   --------
Combined EBITDA                                               $56,411      $65,480    $69,495    $73,362     $76,938    $80,320
   Consolidated Savings                                           500          500        500        500         500        500
                                                            ---------   ----------   --------   --------   ---------   --------
Pro Forma EBITDA                                               56,911       65,980     69,995     73,862      77,438     80,820
   Depreciation and Amortization                               40,637       40,359     43,661     49,463      55,159     60,694
                                                            ---------   ----------   --------   --------   ---------   --------
EBIT                                                           16,274       25,621     26,334     24,399      22,279     20,126
   Interest Expense                                           (28,307)     (28,307)   (29,004)   (30,429)    (31,685)   (32,820)
   Interest Income                                                  -            -          -          -           -          -
   Other Income                                                     -            -          -          -           -          -

EBT                                                           (12,033)      (2,686)    (2,669)    (6,031)     (9,045)   (12,694)
                                                            ---------   ----------   --------   --------   ---------   --------
   Current Income Taxes                                        (1,025)      (1,025)    (1,025)    (1,025)     (1,025)    (1,025)
   Deferred Income Taxes                                            -            -          -          -           -          -
                                                            ---------   ----------   --------   --------   ---------   --------
Net Income Available to Common                               ($13,058)     ($3,711)   ($3,694)   ($7,056)   ($10,430)  ($13,719)
                                                            =========   ==========   ========   ========   =========   ========

Pro Forma Full-Year EBITDA for Debt Covenant Analysis          56,911       65,980     73,782     77,649      81,225     84,607

STAR PRO FORMA UNITS OUTSTANDING

Common Units                                                                                                       -          -
   Beginning Balance                                                        10,842     10,842     11,614      12,621     13,696
      Issuance                                                                   -          -          -           -          -
      Issued to Meet Debt Covenant Ratio                                         -        772      1,007       1,075      1,126
      Issued to E                                                                -          -          -           -          -
      Buyback                                                                    -          -          -           -          -
                                                            ---------   ----------   --------   --------   ---------   --------
   Ending Balance                                              10,842       10,842     11,614     12,621      13,696     14,822
                                                            ---------   ----------   --------   --------   ---------   --------
   Average Common Units Outstanding                            10,842       10,842     11,228     12,117      13,158     14,259

Deferred Participation Units                                                     -
   Beginning Balance                                                -            -        909        909         909        909
      DPUs Issued at Beginning of Year                              -            -          -          -           -          -
                                                            ---------   ----------   --------   --------   ---------   --------
    Ending Balance                                                  -            -        909        909         909        909

SR Subordinated Units
   Beginning Balances - Sr Sub Units                                         2,767      2,767      2,767       2,767      2,767
      DPUs Issued                                                                -          -          -           -          -
      Sr Sub Issuance                                                            -          -          -           -          -
      Sr Sub to E                                                                -          -          -           -          -
      Sr Sub Converted to G.P. Interest                                          -          -          -           -          -
                                                            ---------   ----------   --------   --------   ---------   --------
   Ending Balance                                               2,767        2,767      2,767      2,767       2,767      2,767
                                                            ---------   ----------   --------   --------   ---------   --------
   Average Sr Subordinated Units Outstanding                    2,767        2,767      2,767      2,767       2,767      2,767

Subordinated Units
   Beginning Balance                                                           567        567        567         567        567
      Issuance                                                                   -          -          -          -           -
      Buyback                                                                    -          -          -          -           -
                                                            ---------   ----------   --------   --------   ---------   --------
   Ending Balance                                                 567          567        567        567         567        567
                                                            ---------   ----------   --------   --------   ---------   --------
   Average Subordinated Units Outstanding                         567          567        567        567         567        567

GP Implied Units
   Beginning Balance                                                           289        289        289         289        289
      Issued in conjuction with DPUs                                             -          -          -           -          -
      Issued to Meet Debt Covenant Ratio                                         -          -          -           -          -
      Issued in conjuction with E Equity                                         -          -          -           -          -
      Buyback                                                                    -          -          -           -          -
                                                            ---------   ----------   --------   --------   ---------   --------
                                                                  289          289        289        289         289        289
                                                            ---------   ----------   --------   --------   ---------   --------
   Average Implied GP Units Outstanding                           289          289        289        289         289        289

Total Units Outstanding                                        14,465       14,465     15,237     16,245      17,320     18,446

                                                            ---------   ----------   --------   --------   ---------   --------
Average Total Units Outstanding                                14,465       14,465     14,851     15,741      16,782     17,883
                                                            =========   ==========   ========   ========   =========   ========

Pro Forma Heating Oil Units Used for DPU
   Issue Calculation                                                                    8,215      8,700       9,446     10,263

      Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                   13 of 19


================================================================================
(in thousands except per share and per unit data)

                                                           15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.

                                                            ESTIMATED                             PROJECTED
                                                                           ------------------------------------------------------
STAR PRO FORMA BALANCE SHEET                                   1998            1999          2000          2001          2002
                                                           -----------     ------------  ------------  ------------  ------------
ASSETS:
  Cash                                                       $ 10,142        $ 10,142      $ 10,142      $  10,142     $  10,142
  Other Current Assets                                         86,874          92,410        97,741        102,672       107,335
                                                           -----------     ------------  ------------  ------------  ------------
   Total Current Assets                                        97,016         102,552       107,883        112,814       117,477

  PP&E and Intangibles, Net                                   267,987         269,983       266,285        257,001       242,293
  Other Assets                                                 12,802          12,802        12,802         12,802        12,802
                                                           -----------     ------------  ------------  ------------  ------------
   Total Assets                                               377,805         385,337       386,971        382,617       372,572
                                                           ===========     ============  ============  ============  ============

LIABILITIES:
  Current Liabilities                                          90,971          96,507       101,838        106,769       111,432
  8.25% Existing Credit Facility                                4,785           4,785         4,785          4,785         4,785
  Total LT Debt                                               309,154         332,019       349,421        365,513       380,732
  Other Liabilities                                            10,786          10,786        10,786         10,786        10,786
                                                           -----------     ------------  ------------  ------------  ------------
   Total Liabilities                                          415,696         444,097       466,830        487,852       507,734

Preferred Stock                                                  -               -             -              -             -
Common Shareholder's Equity                                   (37,891)        (58,760)      (79,859)      (105,236)     (135,162)
                                                           -----------     ------------  ------------  ------------  ------------
   Total Liabilities and Equity                              $377,805        $385,337      $386,971      $ 382,617     $ 372,572
                                                           ===========     ============  ============  ============  ============
                                   Check                         -               -             -                 0             0

STAR PRO FORMA CASH FLOW STATEMENT
Net Income                                                                    ($3,694)      ($7,056)      ($10,430)     ($13,719)
  Depreciation and Amortization                                                43,661        49,463         55,159        60,694
  Deferred Taxes                                                                 -             -              -             -
  Other Assets/Liab                                                              -             -              -             -
  Change in Non-Cash Working Capital                                             -             -              -             -
                                                                           ------------  ------------  ------------  ------------
Cash from Operations                                                           39,966        42,408         44,728        46,975

  Maintenance CapEx                                                            (5,657)       (5,765)        (5,874)       (5,987)
  Internal Growth CapEx                                                          -             -              -             -
  External Growth CapEx                                                       (40,000)      (40,000)       (40,000)      (40,000)
                                                                           ------------  ------------  ------------  ------------
Cash from Investments                                                         (45,657)      (45,765)       (45,874)      (45,987)

  Acquisition Borrowing                                                        40,000        40,000         40,000        40,000
  Remaining Distributions to Repay Debt                                          (151)         (438)          (255)           (0)
  Amortization of Existing Debt                                                (6,127)       (8,141)           (60)          (60)
  Borrowing to Repay Existing Debt                                              6,127         8,141             60            60
  Borrowing for Changes in WC                                                    -             -              -             -
  Change in Common Equity & GP Interest                                        16,984        22,160         23,653        24,781
  Repayment of Preferred Stock                                                   -             -              -             -
  Distributions                                                               (34,158)      (36,204)       (38,599)      (40,988)
                                                                           ------------  ------------  ------------  ------------
Cash from Financing                                                            22,675        25,518         24,799        23,793

Net Cash Flow                                                                  16,984        22,160         23,653        24,781
Initial Cash Balance                                                           10,142        10,142         10,142        10,142
                                                                           ------------  ------------  ------------  ------------
Cash Available for Paydown on WC Revolver and Acq. Facility                    27,126        32,302         33,795        34,923

Minimum Cash Balance                                                           10,142        10,142         10,142        10,142

Borrowing/(Paydown) on WC Revolver and Acq. Facility                          (16,984)      (22,160)       (23,653)      (24,781)
                                                                           ------------  ------------  ------------  ------------
Ending Cash Balance                                                            10,142        10,142         10,142        10,142

Net Change in Cash                                                           $      0           ($0)           ($0)    $       0
                                                                           ============  ============  ============  ============

     Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                   14 of 19


====================================================================================================================================
(in thousands except per share and per unit data)
                                                     15-YR; $30MM @ 4.75X MID-YEAR; $.01 '99, $.005 '00-'01, FLAT ATT.

                                                         ESTIMATED     NORMALIZED                         PROJECTED
                                                                                     ----------------------------------------------
STAR PRO FORMA DEBT SCHEDULE                               1998          1998          1999          2000          2001      2002
                                                         ---------     ---------     ---------     ---------    ---------  --------
8.04% 1st Mortgage Notes
     Beginning Balance                                   $  85,000     $  85,000     $  85,000     $  85,000    $  85,000  $ 85,000
      Borrowing                                                  -             -             -             -            -         -
      Amortization                                               -             -             -             -            -         -
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                         85,000        85,000        85,000        85,000       85,000    85,000
     Interest Payment                   8.04%                6,834         6,834         6,834         6,834        6,834     6,834


7.17% Pearl Notes
     Beginning Balance                                      11,000        11,000        11,000        11,000       11,000    11,000
      Borrowing                                                  -             -             -             -            -         -
      Amortization                                               -             -             -             -            -         -
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                         11,000        11,000        11,000        11,000       11,000    11,000
     Interest Payment                   7.17%                  613           613           789           789          789       789
     % of year Pearl Notes Outstanding                        77.7%         77.7%


10.13% Sub Notes & Sr Notes
     Beginning Balance                                      50,000        50,000             -             -            -         -
      Borrowing                                                  -             -             -             -            -         -
      Amortization                                         (50,000)      (50,000)            -             -            -         -
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                              -             -             -             -            -         -
     Interest Payment                  10.13%                    -             -             -             -            -         -

9.38% Sub Notes $ Sr Notes
     Beginning Balance                                      75,000        75,000             -             -            -         -
      Borrowing                                                  -             -             -             -            -         -
      Amortization                                         (75,000)      (75,000)            -             -            -         -
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                              -             -             -             -            -         -
     Interest Payment                   9.38%                    -             -             -             -            -         -


12.25% Sub Notes & Sr Notes
     Beginning Balance                                      81,250        81,250             -             -            -         -
      Borrowing                                                  -             -             -             -            -         -
      Amortization                                         (81,250)      (81,250)            -             -            -         -
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                              -             -             -             -            -         -
     Interest Payment                  12.25%                    -             -             -             -            -         -


9.00% New Debt
     Beginning Balance                                           -             -       120,000       126,127      134,268   134,328
      Borrowing                                            120,000       120,000         6,127         8,141           60        60
      Amortization                                               -             -             -             -            -         -
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                        120,000       120,000       126,127       134,268      134,328   134,388
     Interest Payment                   9.00%               10,800        10,800        11,076        11,718       12,087    12,092


Exchange of 11.96% Senior Notes
     Beginning Balance                                           -             -        63,126        63,126       63,126    63,126
      Borrowing                                             63,126        63,126             -             -            -         -
      Amortization                                               -             -             -             -            -         -
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                         63,126        63,126        63,126        63,126       63,126    63,126
     Interest Payment                   9.00%                5,681         5,681         5,681         5,681        5,681     5,681


8.00% Acq. & Other Notes Pay
     Beginning Balance                                      16,507        16,507        14,508         8,381          240       180
      Borrowing                                                  -             -             -             -            -         -
      Amortization                                          (1,999)       (1,999)       (6,127)       (8,141)         (60)      (60)
                                                         ---------     ---------     ---------     ---------    ---------  --------
     Ending Balance                                         14,508        14,508         8,381           240          180       120
     Interest Payment                   8.00%                1,241         1,241           916           345           17        12

          Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                   15 of 19


=================================================================================================================================
(in thousands except per share and per unit data)

                                                            15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.

                                                           ESTIMATED   NORMALIZED                    PROJECTED
                                                                                     -------------------------------------------
STAR PRO FORMA DEBT SCHEDULE (CONT'D)                        1998         1998          1999        2000      2001       2002
                                                           ---------   ----------    ---------   ---------  ---------  ---------
Exchange of 14.10% Senior Notes
   Beginning Balance                                               -            -        6,520       6,520      6,520      6,520
    Borrowing                                                  6,520        6,520            -           -          -          -
    Amortization                                                   -            -            -           -          -          -
                                                           ---------   ----------    ---------   ---------  ---------  ---------
   Ending Balance                                              6,520        6,520        6,520       6,520      6,520      6,520

   Interest Payment                               11.50%         750          750          750         750        750        750


7.25% WC Revolver
   Beginning Balance                                               -            -        4,785       4,785      4,785      4,785
    Borrowing for Change in WC                                     -            -            -           -          -          -
    Borrowing to Pay full MQD                                      -            -            -           -          -          -
    Borrowing/(Payment)                                        4,785        4,785            -           -          -          -
                                                           ---------   ----------    ---------   ---------  ---------  ---------
   Ending Balance                                              4,785        4,785        4,785       4,785      4,785      4,785

   Effective Avg WC Balance                                   23,600       23,600       10,828       9,379      9,379      9,379
   Interest Payment                                7.25%       1,711        1,711          785         680        680        680


7.25% Acquisition Facility
   Beginning Balance                                               -            -        9,000      31,865     49,266     65,358
    External Acquisitions                                      9,400        9,400       40,000      40,000     40,000     40,000
    External Acquisitions at Beginning of 1999                     -            -            -           -          -          -
    Internal Growth CapEx                                       (400)        (400)           -           -          -          -
    Payment                                                        -            -      (16,984)    (22,160)   (23,653)   (24,781)
    Remaining Distributions to Repay Debt                          -            -         (151)       (438)      (255)        (0)
                                                           ---------   ----------    ---------   ---------  ---------  ---------
   Ending Balance                                              9,000        9,000       31,865      49,266     65,358     80,577

   Interest Payment                                7.25%        ($15)        ($15)   $   1,481   $   2,941  $   4,155  $   5,290


Total Pro Forma Debt
   Beginning Balance                                       $ 318,757   $  318,757    $ 313,939   $ 336,804  $ 354,206  $ 370,298
    Amortization of Existing Debt                           (208,249)    (208,249)      (6,127)     (8,141)       (60)       (60)
    Exchange of Notes                                         69,646       69,646            -           -          -          -
    Borrowing for Changes in WC                                    -            -            -           -          -          -
    Acquisition Borrowing                                      9,000        9,000       40,000      40,000     40,000     40,000
    Borrowing to Pay Full MQD                                      -            -            -           -          -          -
    Borrowing to Repay Existing Debt                         120,000      120,000        6,127       8,141         60         60
    Remaining Distribution to Repay Debt                           -            -         (151)       (438)      (255)        (0)
    Borrowing/(Payment) on WC Revolver and Acq. Facility       4,785        4,785      (16,984)    (22,160)   (23,653)   (24,781)
                                                           ---------   ----------    ---------   ---------  ---------  ---------
   Ending Balance                                            313,939      313,939      336,804     354,206    370,298    385,517


Preferred Stock
   Beginning Balance                                          34,167       34,167            -           -          -          -
      Repayment                                              (34,167)     (34,167)           -           -          -          -
                                                           ---------   ----------    ---------   ---------  ---------  ---------
   Ending Balance                                                  -            -            -           -          -          -

   Dividend Payment                               14.33%           -            -            -           -          -          -


   Interest Expense/Dividends                                 27,615       27,615       28,312      29,737     30,993     32,128
   Chase Fees                                                    692          692          692         692        692        692
                                                           ---------   ----------    ---------   ---------  ---------  ---------
      Total Interest Payment/Dividends                     $  28,307   $   28,307    $  29,004   $  30,429  $  31,685  $  32,820
                                                           =========   ==========    =========   =========  =========  =========

            Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                   16 of 19


--------------------------------------------------------------------------------
(in thousands except per share and per unit data)

                                                                   15-yr $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.

STAR PRO FORMA DISTRIBUTION SCHEDULE OF ACTUAL DISTRIBUTIONS

                                                              Estimated     Normalized                     Projected
                                                                                         -------------------------------------------
                                                                 1998         1998          1999      2000       2001       2002
                                                              ---------     ----------   ---------  --------  ----------  ----------
Distributable Cash
------------------
Cash from Operations (excl chg in WC)                           27,579        36,648      $39,966    $42,408   $44,728     $46,975
  Maintenance CapEx                                             (5,486)       (5,486)      (5,657)    (5,765)   (5,874)     (5,987)
  Other                                                             -             -            -          -         -           -
                                                              --------       -------      -------    -------   -------     -------
Total MLP Distributable Cash Flow                                22,093        31,162       34,309     36,643    38,854      40,988

Distributable Cash Flow / Unit                                 $  1.53       $  2.15      $  2.31    $  2.33   $  2.32     $  2.29
Distributable Cash Flow / Unit Pro Forma for DPU Conversion

Average Units for Calculating Annual Distributions
--------------------------------------------------
Common Units                                                    10,842        10,842       11,228     12,117    13,158      14,259
SR Subordinated Units                                            2,767         2,767        2,767      2,767     2,767       2,767
Subordinated Units                                                 567           567          567        567       567         567
General Partner Interest Unit Equivalent                           289           289          289        289       289         289
                                                              --------       -------      -------    -------   -------     -------
Total Units Outstanding                                         14,465        14,465       14,851     15,741    16,782      17,883

Distribution Levels                                            $  2.30       $  2.30      $  2.30    $  2.30   $  2.30     $  2.30
-------------------
MQD                                                            $  2.30       $  2.30      $  2.30    $  2.30   $  2.30     $  2.30
First Target                                                   $  2.42       $  2.42      $  2.42    $  2.42   $  2.42     $  2.42
Second Target                                                  $  2.84       $  2.84      $  2.84    $  2.84   $  2.84     $  2.84
Third Target                                                   $  3.70       $  3.70      $  3.70    $  3.70   $  3.70     $  3.70

Indicated Cash Distribution                                    $  2.30       $  2.30      $  2.30    $  2.30   $  2.30     $  2.30

Distribution of MQD
-------------------
Cash Available                                                  22,093        31,162       34,309     36,643    38,854      40,988
Allocation to:
     Common Units                                               22,093        24,936       25,823     27,869    30,264      32,796
     SR Subordinated Units                                           0         6,226        6,364      6,364     6,364       6,364
     Subordinated Units                                              0             0        1,305      1,305     1,305       1,211
     General Partner Interest                                        0             0          665        665       665         617

First Target Distribution
-------------------------
Cash Available                                                       0             0          151        438       255           0

     Cash Required for Target Distribution                           0             0        1,783      1,892     2,020           0
     Cash Required for Indicated Distribution                        0             0            0          0         0           0
     Actual Cash Distributed                                         0             0            0          0         0           0
Allocation to:
     Common Units                                                    0             0            0          0         0           0
     SR Subordinated Units                                           0             0            0          0         0           0
     Subordinated Units                                              0             0            0          0         0           0
     General Partner Interest                                        0             0            0          0         0           0

     Total Distributions to:
        Common Units                                                 0             0            0          0         0           0
        Sr. Subordinated Units                                       0             0            0          0         0           0
        Subordinated Units                                           0             0            0          0         0           0
        General Partner Interest                                     0             0            0          0         0           0

        Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect . For discussion purposes only.

                                17 of 19

================================================================================
(in thousands except per share and per unit data)

STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)        15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att

                                              ESTIMATED    NORMALIZED                              PROJECTED
                                                                           -------------------------------------------------------
                                                1998         1998              1999         2000           2001           2002
                                              ---------    ----------      -----------    --------      ---------      -----------
Second Target Distribution
--------------------------
Cash Available                                   0             0               0              0              0              0
   Cash Required for Target Distribution         0             0               0              0              0              0
   Cash Required for Indicated Distribution      0             0               0              0              0              0
   Actual Cash Distributed                       0             0               0              0              0              0
Allocation to:
   Common Units                                  0             0               0              0              0              0
   SR Subordinated Units                         0             0               0              0              0              0
   Subordinated Units                            0             0               0              0              0              0
   General Partner Interest                      0             0               0              0              0              0
   Incentive Right                               0             0               0              0              0              0
     Incentive Right to GP Interest              0             0               0              0              0              0
     Incentive Right to Sub Units                0             0               0              0              0              0
     Incentive Right to Sr. Sub Units            0             0               0              0              0              0

   Total Distributions to:
     Common Units                                0             0               0              0              0              0
     Sr. Subordinated Units                      0             0               0              0              0              0
     Subordinated Units                          0             0               0              0              0              0
     General Partner Interest                    0             0               0              0              0              0

Third Target Distribution
-------------------------
Cash Available                                   0             0               0              0              0              0

   Cash Required for Target Distribution         0             0               0              0              0              0
   Cash Required for Indicated Distribution      0             0               0              0              0              0
   Actual Cash Distributed                       0             0               0              0              0              0
Allocation to:
   Common Units                                  0             0               0              0              0              0
   Sr. Subordinated Units                        0             0               0              0              0              0
   Subordinated Units                            0             0               0              0              0              0
   General Partner Interest                      0             0               0              0              0              0
   Incentive Right                               0             0               0              0              0              0
     Incentive Right to GP Interest              0             0               0              0              0              0
     Incentive Right to Sub Units                0             0               0              0              0              0
     Incentive Right to Sr. Sub Units            0             0               0              0              0              0

   Total Distributions to:
     Common Units                                0             0               0              0              0              0
     Sr. Subordinated Units                      0             0               0              0              0              0
     Subordinated Units                          0             0               0              0              0              0
     General Partner Interest                    0             0               0              0              0              0

Remaining Distribution
----------------------
Cash Available                                   0             0               0              0              0              0

   Cash Required for Indicated Distribution      0             0               0              0              0              0
   Actual Cash Distributed                       0             0               0              0              0              0
Allocation to:
   Common Units                                  0             0               0              0              0              0
   Sr. Subordinated Units                        0             0               0              0              0              0
   Subordinated Units                            0             0               0              0              0              0
   General Partner Interest                      0             0               0              0              0              0
   Incentive Right                               0             0               0              0              0              0
     Incentive Right to GP Interest              0             0               0              0              0              0
     Incentive Right to Sub Units                0             0               0              0              0              0
     Incentive Right to Sr. Sub Units            0             0               0              0              0              0
   Repay Indebtedness                            0             0             151            438            255              0

   Total Distributions to:
     Common Units                                0             0               0              0              0              0
     Sr. Subordinated Units                      0             0               0              0              0              0
     Subordinated Units                          0             0               0              0              0              0
     General Partner Interest                    0             0               0              0              0              0

        Main Model Oct-8 Rev 2 with new Star & AGE 15 yr Petro Projections and tax effect. For discussion purposes only.

                                   18 of 19

====================================================================================================================================
(in thousands except per share and per unit data)

STAR GAS PRO FORMA SCHEDULE OF ACTUAL DISTRIBUTIONS (CONT'D)      15-yr; $30mm @ 4.75x mid-year; $.01 '99, $.005 '00-'01, flat att.

                                                       Estimated      Normalized                      Projected
                                                                                   -------------------------------------------------
                                                          1998           1998          1999          2000        2001        2002
                                                      -----------     -----------  -----------    ----------  ----------  ----------
Total Distributions
-------------------
Common Units                                          $ 22,093        $ 24,936      $ 25,823       $ 27,869   $ 30,264    $ 32,796
SR Subordinated Units                                        0           6,226         6,364          6,364      6,364       6,364
Subordinated Units                                           0               0         1,305          1,305      1,305       1,211
General Partner Interest                                     0               0           665            665        665         617
                                                     ---------       ---------     ---------      ---------  ---------   ---------
     Total Distributions                              $ 22,093        $ 31,162      $ 34,158       $ 36,204   $ 38,599    $ 40,988
                                                     =========       =========     =========      =========  =========   =========

                                                        14,041          14,041        14,599         15,490     16,141      16,763

Total Distributions Per Unit
----------------------------
Common Units                                          $   2.04        $   2.30      $   2.30       $   2.30   $   2.30    $   2.30
SR Subordinated Units                                     0.00            2.25          2.30           2.30       2.30        2.30
Subordinated & GP Units                                   0.00            0.00          2.30           2.30       2.30        2.13

      Main Model Oct-8 Rev 2 with new Star & AGB 15 yr Petra Projections and tax effect. For discussion purposes only.

                                   19 of 19

PETRO PRO FORMA WORKING CAPITAL REQUIREMENTS
(IN 000S, EXCEPT PER SHARE AMOUNTS)

-----------------------------------------------------------------------------------------------------------------
                                                ASSUMPTIONS
-----------------------------------------------------------------------------------------------------------------
DEBT ATTRIBUTED TO PETRO:

                                        9/30/98
                                       Pro Forma         Interest           Annual
                                        Balance           Rate             Interest
                                       ---------        ----------       -----------
 8.00 % Acquisition & Other Notes Pay  $ 14,508            8.00%           $ 1,161
 9.00 % Exchanged Debt                   63,126            9.00%             5,681
11.50 % Exchanged Debt                    6,520           11.50%               750
 9.25 % New Debt (a)                    120,000            9.25%            11,100
                                                                         -----------
                                                                           $18,692

NEW COMMON UNITS TO REFINANCE OLD DEBT & CONSENT FEE:
                                       Price Per          Number                                    Annual
       Amount to be Raised              Share            of Units            MQD                 Distribution
---------------------------------------------------     ----------       -----------          -------------------
           $141,473                    $20.259            6,983             $2.30                  $16,061


INCREASE IN MDQ ON OLD COMMON UNITS                       Number         Increase in                Annual
                                                         of Units           MDQ                  Distribution
                                                        ----------       -----------          -------------------

Old Common Units                                          3,832             $0.10                   $383


OPERATING WORKING CAPITAL REQUIRE      $   500

TAX LIABILITY:                         $ 5,000

(a) AGE assumed rate of 9.25%

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         REQUIREMENT CALCULATION
-----------------------------------------------------------------------------------------------------------------
                                                                            Closing Date
                                                               --------------------------------------------------
                                                                   Jan 31            Feb 28            Mar 31
                                                                    1999              1999              1999
                                                               --------------     -------------    --------------
Interest on Debt Attributed to Petro:                              $17,134            $15,576          $14,019

MDQ on New Common Units                                             16,061             16,061           16,061

Increase in MDQ on old Common Units                                    383                383              383

Operating Working Capital Requirement                                  500                500              500

Tax Liability                                                        5,000              5,000            5,000
                                                                     -----              -----            -----

Sub Total                                                          $39,078            $37,521          $35,963

Petro EBITDA
Historical Quarter Ended:
6/30/98                                                            ($6,355)           ($6,355)         ($6,355)
9/30/97                                                            (20,908)           (20,908)         (20,908)
12/31/97                                                            16,716             16,716           16,716
                                                                                                        ------
Projected Month Ended:
2/28/99                                                             20,434
3/31/99                                                             13,281             13,281
                                                                    ------             ------

Sub Total                                                          $23,168            $ 2,734         ($10,547)

TOTAL                                                              $15,910            $34,787          $46,510

-----------------------------------------------------------------------------------------------------------------
WORKING CAPITAL REQUIREMENT                                         18,000             35,000           46,500
-----------------------------------------------------------------------------------------------------------------

Projected Month Ended Working Capital:
Standard Calculation                                               $20,670            $36,836          $47,341
Excess Cash Assuming a March 31 Close                                                                  $   841

--------------------------------------------------------------------------------